                                                                Exhibit 4.8a
NOTE TO COUNTY RECORDER:

PLEASE RECORD THIS

DOCUMENT IN THE REAL PROPERTY

RECORDS AND CROSS INDEX THIS

DOCUMENT AS A FIXTURE FILING

IN THE UCC RECORDS


================================================================================


                       LEASE INDENTURE OF TRUST, MORTGAGE

                             AND SECURITY AGREEMENT


                           Dated as of August 24, 2000


                                     between



                           CONEMAUGH LESSOR GENCO LLC,
                                 as Owner Lessor


                                       and


                             BANKERS TRUST COMPANY,
                           as Lease Indenture Trustee


                                   ----------

                          16.45% UNDIVIDED INTEREST IN

                               CONEMAUGH FACILITY



================================================================================

THIS INSTRUMENT IS AN OPEN END MORTGAGE AND SECURES FUTURE ADVANCES PURSUANT TO 42 PA. C.S.A. SECTIONS 8143 AND 8144, ACT NO. 126 OF 1990.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.



                           CONEMAUGH LEASE INDENTURE

                                TABLE OF CONTENTS



                                                                                                       PAGE
SECTION 1.          DEFINITIONS.......................................................................... 5


SECTION 2.          THE LESSOR NOTES..................................................................... 6

    Section 2.1.    Limitation on Notes.................................................................. 6
    Section 2.2.    Lessor Notes......................................................................... 6
    Section 2.3.    Execution and Authentication of Notes................................................ 6
    Section 2.4.    Issuance and Terms of the Lessor Notes............................................... 6
    Section 2.5.    Payments from Indenture Estate Only; No Personal Liability of the
                      Owner Lessor, the Owner Participant, the Equity Subsidiary, the
                      Equity Subsidiary Holding Company, the Equity Investor, or the
                      Lease Indenture Trustee............................................................ 7
    Section 2.6.    Method of Payment.................................................................... 8
    Section 2.7.    Application of Payments.............................................................. 9
    Section 2.8.    Registration, Transfer and Exchange of Notes......................................... 9
    Section 2.9.    Mutilated, Destroyed, Lost or Stolen Notes.......................................... 10
    Section 2.10.   Redemptions; Assumption............................................................. 10
    Section 2.11.   Payment of Expenses on Transfer..................................................... 13
    Section 2.12.   Additional Lessor Notes............................................................. 13
    Section 2.13.   Restrictions of Transfer Resulting from Federal Securities Laws; Legend............. 15
    Section 2.14.   Security for and Parity of Notes.................................................... 16
    Section 2.15.   Acceptance of the Lease Indenture Trustee........................................... 16

SECTION 3.          RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM INDENTURE ESTATE............... 16

    Section 3.1.    Distribution of Periodic Lease Rent................................................. 16
    Section 3.2.    Payments Following Event of Loss or Other Early Termination......................... 17
    Section 3.3.    Payments After Lease Indenture Event of Default..................................... 18
    Section 3.4.    Investment of Certain Payments Held by the Lease Indenture Trustee.................. 19
    Section 3.5.    Application of Certain Other Payments............................................... 20
    Section 3.6.    Other Payments...................................................................... 20
    Section 3.7.    Excepted Payments................................................................... 20
    Section 3.8.    Distributions to the Owner Lessor................................................... 21
    Section 3.9.    Payments Under Assigned Documents................................................... 21
    Section 3.10.   Disbursement of Amounts Received by the Lease Indenture Trustee..................... 21

SECTION 4.          DEFAULTS; REMEDIES OF LEASE INDENTURE TRUSTEE; RIGHTS OF OWNER PARTICIPANT.......... 22

    Section 4.1.    Occurrence of Lease Indenture Event of Default...................................... 22
    Section 4.2.    Remedies of the Lease Indenture Trustee............................................. 23
    Section 4.3.    Right to Cure Certain Lease Events of Default....................................... 25

    Section 4.4.    Rescission of Acceleration.......................................................... 27
    Section 4.5.    Return of Indenture Estate, Etc..................................................... 28
    Section 4.6.    Remedies............................................................................ 28
    Section 4.7.    Appointment of Receiver............................................................. 29
    Section 4.8.    Remedies Cumulative................................................................. 29
    Section 4.9.    Waiver of Various Rights by the Owner Lessor........................................ 30
    Section 4.10.   Discontinuance of Proceedings....................................................... 30
    Section 4.11.   No Action Contrary to the Facility Lessee's Rights Under the Facility Lease......... 30
    Section 4.12.   Right of the Lease Indenture Trustee to Perform Covenants, Etc...................... 30
    Section 4.13.   Further Assurances.................................................................. 31
    Section 4.14.   Waiver of Past Defaults............................................................. 31
    Section 4.15.   Rights of Owner Participant to Assume the Notes..................................... 31

SECTION 5.          DUTIES OF LEASE INDENTURE TRUSTEE; CERTAIN RIGHTS AND DUTIES OF OWNER LESSOR........ 31

    Section 5.1.    Notice of Action Upon Lease Indenture Event of Default.............................. 31
    Section 5.2.    Actions Upon Instructions Generally................................................. 32
    Section 5.3.    Action Upon Payment of Notes or Termination of the Facility Lease................... 32
    Section 5.4.    Compensation of the Lease Indenture Trustee; Indemnification........................ 32
    Section 5.5.    No Duties Except as Specified; No Action Except Under the Facility
                    Lease, Indenture or Instructions.................................................... 33
    Section 5.6.    Certain Rights of the Owner Lessor.................................................. 33
    Section 5.7.    Filing of Financing Statements and Continuation Statements.......................... 35

SECTION 6.          LEASE INDENTURE TRUSTEE AND OWNER LESSOR............................................ 36

    Section 6.1.    Acceptance of Trusts and Duties..................................................... 36
    Section 6.2.    Absence of Certain Duties........................................................... 37
    Section 6.3.    Representations, Warranties and Covenants........................................... 38
    Section 6.4.    No Segregation of Moneys; No Interest............................................... 39
    Section 6.5.    Reliance; Agents; Advice of Experts................................................. 39

SECTION 7.          SUCCESSOR LEASE INDENTURE TRUSTEES AND SEPARATE TRUSTEES............................ 40

    Section 7.1.    Resignation or Removal of the Lease Indenture Trustee; Appointment of Successor..... 40
    Section 7.2.    Appointment of Additional and Separate Trustees..................................... 41

SECTION 8.          SUPPLEMENTS AND AMENDMENTS TO THIS LEASE INDENTURE AND OTHER DOCUMENTS.............. 43

    Section 8.1.    Supplemental Indenture and Other Amendments With Consent;
                    Conditions and Limitations.......................................................... 43
    Section 8.2.    Supplemental Indentures and other Amendments Without Consent........................ 43
    Section 8.3.    Conditions to Action by the Lease Indenture Trustee................................. 44

SECTION 9.          MISCELLANEOUS....................................................................... 45

    Section 9.1.    Surrender, Defeasance and Release................................................... 45
    Section 9.2.    Conveyances Pursuant to Section 6.2 of Site Lease and Sublease...................... 46
    Section 9.3.    Appointment of the Lease Indenture Trustee as Attorney; Further Assurances.......... 47
    Section 9.4.    Indenture for Benefit of Certain Persons Only....................................... 47
    Section 9.5.    Notices; Furnishing Documents, etc.................................................. 47
    Section 9.6.    Severability........................................................................ 48
    Section 9.7.    Limitation of Liability............................................................. 48
    Section 9.8.    Written Changes Only................................................................ 49
    Section 9.9.    Counterparts........................................................................ 49
    Section 9.10.   Successors and Permitted Assigns.................................................... 49
    Section 9.11.   Headings and Table of Contents...................................................... 49
    Section 9.12.   Governing Law....................................................................... 49
    Section 9.13.   Withholding Taxes:  Information Reporting........................................... 49


EXHIBIT A  - Facility Site Description
EXHIBIT B  - Facility Description
EXHIBIT C  - Form of Lease A Note
EXHIBIT D  - Form of Lease B Note
EXHICIT E  - Form of Lease C Note
EXHIBIT F  - Form of Certificate of Authentication

                       LEASE INDENTURE OF TRUST, MORTGAGE

                             AND SECURITY AGREEMENT

         This LEASE INDENTURE OF TRUST, MORTGAGE AND SECURITY AGREEMENT (as amended, supplemented or modified from time to time in accordance with its terms, this "Lease Indenture") dated as of August 24, 2000, between CONEMAUGH LESSOR GENCO LLC (together with its successors and permitted assigns, the "Owner Lessor") created for the benefit of PSEGR Conemaugh Generation, LLC (together with its successors and permitted assigns, the "Owner Participant"), as grantor, and BANKERS TRUST COMPANY, as grantee, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity but solely as trustee under this Lease Indenture (together with its successors and permitted assigns, the "Lease Indenture Trustee").


                                   WITNESSETH:


         WHEREAS, the parties hereto have entered into the Participation Agreement dated as of August 24, 2000 among the Facility Lessee (as defined below), the Owner Lessor, the Lessor Manager (as defined below), Wilmington Trust Company (together with its permitted successors and assigns, for purposes of this Lease Indenture, the "Trust Company"), the Owner Participant, the Lease Indenture Trustee, and Bankers Trust Company, not in its individual capacity, except as expressly provided therein, but solely as trustee under the Pass Through Trust Agreement (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Participation Agreement");

         WHEREAS, the Facility Site is that certain land located in East Wheatfield and West Wheatfield, Indiana County, Pennsylvania and more particularly described in Exhibit A attached hereto;

         WHEREAS, the Facility is a 1711 MW coal fired steam turbine electric generating station located on the Facility Site, including any and all additional improvements and fixtures located on or under the Facility Site, and more particularly described in Exhibit B attached hereto;

         WHEREAS, the Facility Site does not include the Facility or any part thereof, and the Facility does not include the Facility Site or any part thereof;

         WHEREAS, Reliant Energy Mid-Atlantic Power Holdings, LLC (formerly known as Sithe Pennsylvania Holdings, LLC, together with its permitted successors and assigns, the "Ground Lessor", or the "Facility Lessee") owns (a) a 16.45% undivided ownership interest in the Facility Site, as tenant-in-common with the other owners of the Facility Site (the "Ground Interest") and (b) a 16.45% undivided ownership interest in the Facility, as tenant-in-common with the other owners of the Facility (the "Facility Interest");



                           CONEMAUGH LEASE INDENTURE

         WHEREAS, pursuant to the Deed and Bill of Sale dated as of August 24, 2000, the Owner Lessor has acquired from the Facility Lessee the Facility Interest;

         WHEREAS, the Owner Lessor will lease the Facility Interest to the Facility Lessee for a term of years pursuant to that certain Facility Lease Agreement, dated as of August 24, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Facility Lease");

         WHEREAS, the Memorandum of Facility Lease (Conemaugh Facility) dated as of August 24, 2000 (the "Memorandum of Lease") will be placed on record with the Recorder of Deeds of Indiana County, Pennsylvania in connection with this Lease Indenture;

         WHEREAS, the Ground Lessor (which, for clarification purposes, owns the Ground Interest) simultaneously therewith will lease the Ground Interest to the Owner Lessor pursuant to that certain Site Lease and Sublease Agreement, dated as of August 24, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Site Lease and Sublease"); and the Owner Lessor simultaneously therewith will sublease the Ground Interest back to the Ground Lessor pursuant to the Site Lease and Sublease;

         WHEREAS, the Memorandum of Site Lease (Conemaugh Facility) dated as of August 24, 2000 (the "Memorandum of Site Lease") will be placed on record with the Recorder of Deeds of Indiana County, Pennsylvania in connection with this Lease Indenture;

         WHEREAS, the Memorandum of Sublease (Conemaugh Facility) dated as of August 24, 2000 (the "Memorandum of Sublease") will be placed on record with the Recorder of Deeds of Indiana County, Pennsylvania in connection with this Lease Indenture;

         WHEREAS, the Owner Lessor is required pursuant to the Participation Agreement to enter into this Lease Indenture;

         WHEREAS, the Owner Lessor was authorized and directed in the transactions contemplated by the Management and Operating Agreement dated as of August 17, 2000, between the Trust Company, acting thereunder not in its individual or personal capacity but solely as manager of the Owner Lessor (as such manager, the "Lessor Manager") and the Owner Participant (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "LLC Agreement"), to execute and deliver this Lease Indenture;

         WHEREAS, in accordance with this Lease Indenture, the Owner Lessor will execute and deliver certain Lessor Notes, the proceeds of which will be used by the Owner Lessor to finance a portion of the Purchase Price for the Facility Interest purchased from the Facility Lessee, and will grant to the Lease Indenture Trustee the security interests herein provided;

         WHEREAS, this Lease Indenture is regarded as a mortgage under the laws of the Commonwealth of Pennsylvania and as a security agreement under the Uniform Commercial Code of the State of New York; and


         WHEREAS, the Owner Lessor and the Lease Indenture Trustee desire to enter into this Lease Indenture, to, among other things, provide for (a) the issuance by the Owner Lessor of the

                           CONEMAUGH LEASE INDENTURE

Lessor Notes to be issued on the Closing Date and (b) the conveyance and assignment as collateral security to the Lease Indenture Trustee on the Closing Date of the Facility Interest and the Owner Lessor's right, title and interest in the Operative Documents executed in connection therewith.


         NOW THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, and in order to secure (i) the prompt payment when and as due of the principal of and premium, if any, and interest on the Notes and of all other amounts owing to the Noteholders and the Lease Indenture Trustee from the Owner Lessor and/or the Facility Lessee under the Operative Documents (including, with respect to the Owner Lessor, under Sections 4.5(b), 4.12 and 5.4 hereof and, with respect to the Facility Lessee, under Section 10.1 of the Participation Agreement and as assignee hereunder of the Owner Lessor's rights as set forth below (including under Section 20 of the Facility Lease)), in each case whether now owing or which may hereafter be owing, however and whenever incurred, whether direct or indirect, absolute or contingent together with any and all renewals, refinancings, modifications, consolidations and extensions of any thereof, secured hereby and (ii) the performance and observance by the Owner Lessor for the benefit of the holders of the Notes and the Lease Indenture Trustee of all other obligations, agreements, and covenants of the Owner Lessor set forth hereinafter and in the other Operative Documents (the "Secured Indebtedness"):


                                GRANTING CLAUSE:


         To secure the Secured Indebtedness the Owner Lessor hereby grants, conveys, assigns, transfers, mortgages and pledges unto the Lease Indenture Trustee, for the benefit of the holders of the Notes and the Lease Indenture Trustee, and creates a security interest in favor of the Lease Indenture Trustee in, the following described property, rights and privileges, whether now held or hereafter acquired (which collectively, including all property hereafter specifically subjected to the security interest created by this Lease Indenture by any supplement hereto, are included within, and are hereafter referred to as, the "Indenture Estate"):


                  (1) the Facility Interest and the Ground Interest, together with all estates, interests, rights, powers and privileges of the Owner Lessor in respect thereof;

                  (2) all the estate, right, title and interest of the Owner Lessor in, to and under the Deed and Bill of Sale, the Facility Lease, the Site Lease and Sublease, the Assignment and Reassignment of Owners Agreement, the Lease Pledge Agreement, the Intercreditor Agreement, the Subsidiary Guaranty, and any Qualifying Credit Support provided pursuant to Section 5.8 of the Participation Agreement (collectively, the "Assigned Documents"), including (a) all amounts of Periodic Lease Rent and Supplemental Lease Rent payable under the Facility Lease, including Termination Value, insurance proceeds and condemnation, requisition and other awards and payments of any kind for or with respect to any part of the Indenture Estate as contemplated in the Assigned Documents and (b) all rights of the Owner Lessor to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of any Assigned Document, as well as all the rights, powers and remedies on the part of the Owner Lessor,


                           CONEMAUGH LEASE INDENTURE
         whether arising under any Assigned Document or by statute or at law or equity or otherwise, arising out of any Significant Lease Default or Lease Event of Default (except to the extent provided in Section 5.6 hereof);

                  (3) all rents (including Periodic Lease Rent and Supplemental Lease Rent payable under the Facility Lease), issues, profits, royalties, products, revenues, and other income of all property from time to time subjected or required to be subjected to the Lien of this Lease Indenture and all the estate, right, title, and interest, of every nature whatsoever of the Owner Lessor in and to the same and every part thereof (the "Revenues");

                  (4) all moneys, securities and other investment property deposited or required to be deposited with the Lease Indenture Trustee pursuant to any term of this Lease Indenture or any other Assigned Document and held or required to be held by or for the benefit of the Lease Indenture Trustee hereunder;

                  (5) all the estate, right, title and interest of the Owner Lessor in and to any right to restitution from the Facility Lessee in respect of any determination of invalidity of any Assigned Document;

                  (6) all other property, rights and privileges of every kind and description, real, personal and mixed, tangible and intangible and all interests therein, now held or hereafter acquired by the Owner Lessor pursuant to any term of any Assigned Document, whether located on the Facility Site or elsewhere and whether or not subjected to the Lien of this Lease Indenture by a supplement hereto; and

                  (7) all proceeds of the foregoing;


         BUT EXCLUDING from such property, rights and privileges all Excluded Property, UNDER and SUBJECT TO the rights of the Owner Lessor and the Owner Participant hereunder, and the rights to enforce and collect the same as set forth herein, including, without limitation, Sections 4.3 and 5.6 hereof;

         TO HAVE AND TO HOLD the Indenture Estate and all parts, rights, members and appurtenances thereof, to the use, benefit and on behalf of the Lease Indenture Trustee for the uses and purposes and subject to the terms and provisions set forth in this Lease Indenture.

         This Lease Indenture is intended to constitute a mortgage under the laws of the Commonwealth of Pennsylvania and a security agreement as required under the Uniform Commercial Code of the State of New York.

         PROVIDED HOWEVER, that if the principal, interest and any other amounts to become due in respect of all the Notes, all other amounts due the holders of the Notes at the time and in the manner required hereby and by the Notes and the other Operative Documents and all other Secured Indebtedness (but not including Excluded Property) shall have been paid and all the covenants, agreements, terms and provisions hereunder or thereunder to be performed or complied with by the Owner Lessor and the Facility Lessee shall have been performed or complied with, then this Lease Indenture shall be surrendered and cancelled and upon such

                           CONEMAUGH LEASE INDENTURE
surrender and cancellation the rights hereby and thereby granted and assigned shall terminate and cease and, in connection therewith the Lease Indenture Trustee shall execute and deliver such releases and discharges as may be reasonably requested to evidence such cancellation and termination.

         The Lease Indenture Trustee, for itself and its successors and permitted assigns, hereby agrees that it shall hold the Indenture Estate, in trust for the benefit and security of (i) the holders from time to time of the Notes from time to time outstanding, without any priority of any one Note over any other except as herein or in the Notes otherwise expressly provided and (ii) the Lease Indenture Trustee, and for the uses and purposes and subject to the terms and provisions set forth in this Lease Indenture (it being understood that the Lease Indenture Trustee shall have no obligation or liability under any Assigned Document by reason of or arising out of the assignment thereof pursuant to this Lease Indenture, nor be required or obligated in any manner, except as herein expressly provided, to perform or fulfill any obligation of the Owner Lessor under or pursuant to any such Assigned Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times). The Owner Lessor's rights and interests in the Lease Pledge Agreement are limited by the terms of the Intercreditor Agreement. Solely for the purposes of perfecting liens and security interests in Collateral (as defined in the Lease Pledge Agreement), the Lease Indenture Trustee agrees to hold any such Collateral in its possession (other than as a result of a distribution to it in accordance with Section 4 of the Intercreditor Agreement) as custodian for and on behalf of itself and each of the owner lessors under the Related Facility Leases (or their permitted assigns), subject to the terms of the Intercreditor Agreement.

         Accordingly, the Owner Lessor, for itself and its successors and permitted assigns, agrees that all Notes are to be issued and delivered and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Owner Lessor, for itself and its successors and permitted assigns, hereby covenants and agrees with the Lease Indenture Trustee, for the benefit and security of the holders from time to time of the Notes from time to time outstanding and to protect the security of this Lease Indenture, and the Lease Indenture Trustee agrees to accept the trusts and duties hereinafter set forth, as follows:

SECTION 1. DEFINITIONS

         Capitalized terms used in this Lease Indenture, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement. The general provisions of Appendix A to the Participation Agreement shall apply to the terms used in this Lease Indenture and specifically defined herein.


                           CONEMAUGH LEASE INDENTURE

SECTION 2. THE LESSOR NOTES

         Section 2.1. Limitation on Notes. No Notes may be issued under the provisions of, or become secured by, this Lease Indenture except in accordance with the provisions of this Section 2. The aggregate principal amount of the Notes which may be authenticated and delivered and outstanding at any one time under this Lease Indenture shall be limited to the aggregate principal amount of the Lessor Notes issued on the Closing Date to the Pass Through Trustees pursuant to Section 2.3 of the Participation Agreement, plus the aggregate principal amount of Additional Lessor Notes issued pursuant to Section 2.12.

         Section 2.2. Lessor Notes. There are hereby created and established hereunder each of (i) a series of notes in the aggregate principal amount of $50,000,000 with a final maturity date of July 2, 2005, in substantially the form set forth in Exhibit C to this Lease Indenture (the "Lease A Notes"), (ii) a series of notes in the aggregate principal amount of $97,382,493 with a final maturity date of July 2, 2012, in substantially the form set forth in Exhibit D to this Lease Indenture (the "Lease B Notes") and (iii) a series of notes in the aggregate principal amount of $103,962,832.86 with a final maturity date of July 2, 2022, in substantially the form set forth in Exhibit E to this Lease Indenture (the "Lease C Notes" and, together with the Lease A Notes and the Lease B Notes, the "Lessor Notes" or, individually, a "Lessor Note").

         Section 2.3. Execution and Authentication of Notes. Each Note issued hereunder shall be executed and delivered on behalf of the Owner Lessor by one of its authorized signatories, be in fully registered form, be dated the date of original issuance of such Note and be in denominations of not less than $1,000. Any Note may be signed by a Person who, at the actual date of the execution of such Note, is an authorized signatory of the Owner Lessor although at the nominal date of such Note such Person may not have been an authorized signatory of the Owner Lessor. No Note shall be secured by or be entitled to any benefit under this Lease Indenture or be valid or obligatory for any purpose unless there appears thereon a certificate of authentication in the form contained in Exhibit F (or in the appropriate form provided for in any supplement hereto executed pursuant to Section 2.12 hereof), executed by the Lease Indenture Trustee by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence that such Note has been duly authenticated and delivered hereunder. The Lease Indenture Trustee shall authenticate and deliver the Lease A Notes, the Lease B Notes and the Lease C Notes for original issue on the Closing Date in the respective aggregate principal amount specified in Section 2.2, upon a written order of the Owner Lessor signed by the Lessor Manager or other authorized representative. The Lease Indenture Trustee shall authenticate and deliver Additional Lessor Notes, upon a written order of the Owner Lessor executed by the Lessor Manager and satisfaction of the conditions specified in Section 2.12. Such order shall specify the principal amount of the Additional Lessor Notes to be authenticated and the date on which the original issue of Additional Lessor Notes is to be authenticated.

         Section 2.4. Issuance and Terms of the Lessor Notes. (a) Issuance of the Lessor Notes at the Closing. On the Closing Date, there shall be issued to the Pass Through Trustee for the Certificateholders of Series A Certificates the Lease A Notes, to the Pass Through Trustee for the Certificateholders of Series B Certificates the Lease B Notes and to the Pass Through Trustee for


                           CONEMAUGH LEASE INDENTURE
the Certificateholders of Series C Certificates the Lease C Notes in the principal amounts set forth in Section 2.2 hereof. All such Lessor Notes shall be dated the Closing Date.

         (b) Principal and Interest. The principal amount of the Lease A Notes shall be due and payable in a series of installments having a final payment date of July 2, 2005, the principal amount of the Lease B Notes shall be due and payable in a series of installments having a final payment date of July 2, 2012 and the principal amount of the Lease C Notes shall be due and payable in a series of installments having a final payment date of July 2, 2022. The principal of each class of Lessor Notes shall be due and payable in installments on the respective dates and in the respective amounts set forth in Schedule 1 attached to the respective Lessor Note on the date of issuance and authentication thereof. Schedule 1 to such Lessor Note to the contrary notwithstanding, the last installment of principal of such Lessor Note shall be equal to the then unpaid balance of the principal of such Lessor Note. Each Lessor Note shall bear interest on the principal from time to time outstanding from and including the date of issuance thereof (computed on the basis of a 360-day year of twelve 30-day months) until paid in full at the rate set forth in such Lessor Note. Interest on each Lessor Note shall be due and payable in arrears semi-annually commencing on January 2, 2001, and on each January 2 and July 2 thereafter until paid in full. If any day on which principal, premium, if any, or interest on the Lessor Notes is payable is not a Business Day, payment thereof shall be made on the succeeding Business Day with the same effect as if made on the date on which such payment was due.

         (c) Overdue Payments. Interest (computed on the basis of a 360-day year of twelve 30-day months on any overdue principal and, to the extent permitted by Applicable Law, on overdue interest shall be paid on demand at the Overdue Rate but in no event in excess of the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the Notes under Applicable Law.

         Section 2.5. Payments from Indenture Estate Only; No Personal Liability of the Owner Lessor, the Owner Participant, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Equity Investor, or the Lease Indenture Trustee. Except as otherwise specifically provided in this Lease Indenture and in the Participation Agreement, all payments to be made by the Lease Indenture Trustee in respect of the Notes or under this Lease Indenture shall be made only from the Indenture Estate, and the Owner Lessor shall have no obligation for the payment thereof except to the extent that there shall be sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 hereof; and none of the Owner Participant, the Equity Subsidiary, the Equity Subsidiary Holding Company or the Equity Investor shall have any obligation for payments in respect of the Notes or under this Lease Indenture. Each of the Lease Indenture Trustee and each Noteholder, by its acceptance of a Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the Lease Indenture Trustee or such Noteholder, as the case may be, as herein provided and that, except as expressly provided in this Lease Indenture or the Participation Agreement, neither the Owner Participant, the Owner Lessor, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Equity Investor, the Lease Indenture Company, nor the Lease Indenture Trustee shall be personally liable to such Noteholder or the Lease Indenture Trustee for any amounts payable hereunder, under such Note or for any performance to be rendered under any Assigned Document or for any liability under any

                           CONEMAUGH LEASE INDENTURE

Assigned Document. Without prejudice to the foregoing, the Owner Lessor will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on all Notes according to their terms and the terms of this Lease Indenture. Nothing contained in this Section 2.5 limiting the liability of the Owner Lessor shall derogate from the right of the Lease Indenture Trustee and the Noteholders to proceed against the Indenture Estate to secure and enforce all payments and obligations due hereunder and under the Assigned Documents and the Notes.

                  (a) In furtherance of the foregoing, to the fullest extent permitted by law, each Noteholder (and each assignee of such Person), by its acceptance of a Note, agrees, as a condition to its being secured under this Lease Indenture, that neither it nor the Lease Indenture Trustee will exercise any statutory right to negate the agreements set forth in this Section 2.5.

                  (b) Nothing herein contained shall be interpreted as affecting the representations, warranties or agreements of the Owner Lessor set forth in the Participation Agreement.

         Section 2.6. Method of Payment. The Owner Lessor shall maintain an office or agency where Notes may be presented for payment (the "Paying Agent"). The Owner Lessor may have one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Owner Lessor initially appoints the Lease Indenture Trustee as Paying Agent in connection with the Notes.

                  (a) Subject to Section 2.5, the Owner Lessor shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Owner Lessor shall require each Paying Agent (other than the Lease Indenture Trustee) to agree in writing that the Paying Agent shall (i) hold in trust for the benefit of Noteholders or the Lease Indenture Trustee all money held by the Paying Agent for the payment of principal of or interest on the Notes and (ii) notify the Lease Indenture Trustee of any default by the Owner Lessor in making any such payment.

                  (b) The principal of and premium, if any, and interest on each Note shall be paid by the Lease Indenture Trustee from amounts available in the Indenture Estate on the dates provided in the Notes by mailing a check for such amount, payable in New York Clearing House funds, to each Noteholder at the last address of each such Noteholder appearing on the Note Register, or by whichever of the following methods shall be specified by notice from a Noteholder to the Lease Indenture Trustee: (i) by crediting the amount to be distributed to such Noteholder to an account maintained by such Noteholder with the Lease Indenture Trustee, (ii) by making such payment to such Noteholder in immediately available funds at the Lease Indenture Trustee Office, or (iii) in the case of the Lessor Notes and in the case of Additional Lessor Notes, if such Noteholder is the Pass Through Trustee, or a bank or other institutional investor, by transferring such amount in immediately available funds for the account of such Noteholder to the banking institution having bank wire transfer facilities as shall be specified by such Noteholder, such transfer to be subject to telephonic confirmation of payment. Any payment made under any of the foregoing methods shall be made without any presentment or surrender of such Note, unless otherwise specified by the terms of the Note, except that, in the case

                           CONEMAUGH LEASE INDENTURE
         of the final payment in respect of any Note, such Note shall be surrendered to the Owner Lessor. All payments in respect of the Notes shall be made (A) as soon as practicable prior to the close of business on the date the amounts to be distributed by the Lease Indenture Trustee are actually received by the Lease Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day, or (B) on the next succeeding Business Day if received after such time or on any day other than a Business Day. One or more of the foregoing methods of payment may be specified in a Note. Prior to due presentment for registration of transfer of any Note, the Owner Lessor and the Lease Indenture Trustee may deem and treat the Person in whose name any Note is registered on the Note Register as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes, and neither the Owner Lessor nor the Lease Indenture Trustee shall be affected by any notice to the contrary. All payments made on any Note in accordance with the provisions of this Section 2.6 shall be valid and effective to satisfy and discharge the liability on such Note to the extent of the sums so paid and neither the Lease Indenture Trustee nor the Owner Lessor shall have any liability in respect of such payment.

         Section 2.7. Application of Payments. Each payment on any outstanding Note shall be applied, first, to the payment of accrued and unpaid interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on such Note to but excluding the date of such payment, second, to the payment of the principal amount of, and premium, if any, on such Note then due (including any overdue installments of principal) thereunder and third, to the extent permitted by Section 2.10 of this Lease Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on such Note. The order of application of payments prescribed by this Section 2.7 shall not be deemed to supersede any provision of Section 3 hereof regarding application of funds.

         Section 2.8. Registration, Transfer and Exchange of Notes. The Owner Lessor shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Owner Lessor may have one or more co-registrars. The Owner Lessor initially appoints the Lease Indenture Trustee as Registrar in connection with the Notes. The Lease Indenture Trustee shall maintain at the Lease Indenture Trustee Office a register in which it will provide for the registration, registration of transfer and exchange of Notes (such register being referred to herein as the "Note Register"). If any Note is surrendered at said office for registration of transfer or exchange (accompanied by a written instrument of transfer duly executed by or on behalf of the holder thereof, together with the amount of any applicable transfer taxes), the Owner Lessor will execute and the Lease Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, if any, one or more new Notes (subject to the limitations specified in Sections 2.3 and 2.13 hereof) in any denomination or denominations not prohibited by this Lease Indenture, as requested by the Person surrendering the Note, dated the same date as the Note so surrendered and of like tenor and aggregate unpaid principal amount. Any Note or Notes issued in a registration of transfer or exchange shall be entitled to the same security and benefits to which the Note or Notes so transferred or exchanged were entitled, including, without limitation, rights as to interest accrued but unpaid and to accrue

                           CONEMAUGH LEASE INDENTURE
so that there will not be any loss or gain of interest on the Note or Notes surrendered. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Lease Indenture Trustee duly executed by the holder thereof or his attorney duly authorized in writing, and the Lease Indenture Trustee may require an opinion of counsel as to compliance of any such transfer with the Securities Act. Any transferee of a Note, by its acceptance of a Note, agrees to the provisions of the Participation Agreement applicable to Noteholders, and shall be deemed to have represented and warranted and covenanted to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Pass Through Trustee in the Participation Agreement. The Lease Indenture Trustee shall make a notation on each new Note of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new Note is issued and the date on which such new Note is issued and the date to which interest on such old Note or Notes shall have been paid. The Lease Indenture Trustee shall not be required to register the transfer or exchange of any Note during the 15 days preceding the due date of any payment on such Note.

         Section 2.9. Mutilated, Destroyed, Lost or Stolen Notes. Upon receipt by the Owner Lessor and the Lease Indenture Trustee of evidence satisfactory to each of them of the loss, theft, destruction or mutilation of any Note and, in case of loss, theft or destruction, of indemnity satisfactory to each of them, and upon reimbursement to the Owner Lessor and the Lease Indenture Trustee of all reasonable expenses incidental thereto and payment or reimbursement for any transfer taxes, and upon surrender and cancellation of such Note, if mutilated, the Owner Lessor will execute and the Lease Indenture Trustee will authenticate and deliver in lieu of such Note, a new Note, dated the same date as such Note and of like tenor and principal amount. Any indemnity provided by the holder on a Note pursuant to this Section 2.9 must be sufficient in the judgment of the Owner Lessor and the Lease Indenture Trustee to protect the Owner Lessor, the Lease Indenture Trustee, the Paying Agent, the Registrar and any co-registrar or co-paying agent from any loss which any of them may suffer if a Note is replaced.

         Section 2.10. Redemptions; Assumption. (a) Except as provided in paragraphs (c) and (d) of this Section 2.10 or as provided in any indenture supplemental hereto, the Notes shall be redeemed at a price equal to the principal amount of the Notes redeemed, and accrued interest on such principal amount so redeemed to the Redemption Date, but without any premium, in whole but not in part, in the event of (i) (A) a termination of the Facility Lease pursuant to Section 10 thereof as a result of the occurrence of an Event of Loss (other than a Regulatory Event of Loss) unless the Facility Lessee (or the holders of a controlling interest in the Facility, as applicable) elects to rebuild the Facility, or (B) a termination of the Facility Lease pursuant to
Section 10 thereof as a result of a Regulatory Event of Loss, unless the Facility Lessee effects an assumption of the Notes in accordance with paragraph
(b) of this Section 2.10 and purchases the Owner Lessor's Interest, (ii) a termination by the Facility Lessee of the Facility Lease as a result of an event described in clause (a) of Section 14.1 of the Facility Lease, and (iii) a termination pursuant to Section 13.1 of the Facility Lease, unless the Facility Lessee effectuates an assumption of the Notes in accordance with paragraph (b) of this Section 2.10 and purchases the Owner Lessor's Interest. Any such redemption shall be made in accordance with the applicable provisions of Section 3 hereof.

                           CONEMAUGH LEASE INDENTURE

         (b) Unless a Significant Lease Default or a Lease Event of Default shall have occurred and be continuing after giving effect to such assumption, the obligations and liabilities of the Owner Lessor hereunder and under the Notes may be assumed in whole by the Facility Lessee in the event of the occurrence of (i) a Regulatory Event of Loss, or (ii) a termination by the Facility Lessee pursuant to Section 13.1 of the Facility Lease, where in connection with such termination the Facility Lessee acquires the Facility Interest, pursuant to an assumption agreement (which assumption agreement may be combined with the indenture supplemental to this Lease Indenture hereinafter in this Section 2.10(b) referred to, and shall provide for the assumption by the Facility Lessee of the obligations and liabilities of the Owner Lessor and the Owner Participant under the other Operative Documents) which shall make such obligations and liabilities fully recourse to the Facility Lessee and shall otherwise be in form and substance acceptable to the Lease Indenture Trustee. The Facility Lessee will execute and deliver, and the Lease Indenture Trustee will authenticate, to each Noteholder in exchange for such old Note a new Note, in a principal amount equal to the outstanding principal amount of such old Note and otherwise in substantially similar form and tenor to such old Note but indicating that the Facility Lessee is the issuer thereof. When such assumption agreement becomes effective, the Owner Lessor shall be released and discharged without further act from all obligations and liabilities assumed by the Facility Lessee. The Lease Indenture Trustee shall deliver to the Owner Lessor, at the expense of the Facility Lessee, such releases and other instruments as the Lease Indenture Trustee shall be directed by the Owner Participant are necessary or, in the Owner Participant's reasonable opinion, advisable to evidence the release and discharge of the Owner Lessor following any such assumption of the Notes by the Facility Lessee. All documentation in connection with any such assumption (including, without limitation, an indenture supplemental to this Lease Indenture which shall, among other things, contain provisions appropriately amending references to the Facility Lease in this Lease Indenture and contain covenants by the Facility Lessee similar to those contained in the Facility Lease (other than any covenants which were solely for the benefit of the Owner Participant or its Affiliates (other than the Owner Lessor)), changed as appropriate, and amendments or supplements to the other Operative Documents, officers' certificates and opinions of counsel) shall be prepared by and at the expense of the Facility Lessee reasonably acceptable in form and substance to the Lease Indenture Trustee. As a condition to the effectiveness of the assumption by the Facility Lessee and the release of the Owner Lessor and the Indenture Estate thereby effected, (A) the Lease Indenture Trustee shall have received an opinion or opinions of counsel of the Facility Lessee, addressed to the Lease Indenture Trustee, to the effect that (1) such assumption agreement has been duly authorized, executed and delivered on behalf of the Facility Lessee, (2) no material regulatory approval is necessary or required in connection therewith (or if any such regulatory approval is necessary or required, that the same has been duly obtained and is in full force and effect),
(3) such assumption agreement and the supplemental indenture and, in consequence of the execution and delivery of such assumption agreement, the Notes, constitute the legal, valid and binding obligations of the Facility Lessee, enforceable in accordance with their respective terms (except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity and other customary exceptions), (4) unless the Facility Lessee has elected to provide to the Owner Lessor, the Owner Participant and the Lease Indenture Trustee an indemnity against the risk that such assumption agreement and the assumption of the Notes cause a Tax Event to occur, such assumption agreement and the


                           CONEMAUGH LEASE INDENTURE
assumption of the Notes thereunder would not cause a Tax Event to occur, (5) the Lien of this Lease Indenture shall continue to be a first priority perfected mortgage and security interest on the remaining Indenture Estate, subject to Permitted Liens, and (B) S&P and Moody's shall have confirmed that such assumption will not result in a downgrading of the rating on the Lease Debt.


         (c) The Owner Lessor may, at its option, redeem any Additional Lessor
Note in whole, or in part, on any date, to the extent permitted by, and at the prices set forth in, the supplemental indenture establishing the terms, conditions and designations of such Additional Lessor Notes, together with the accrued interest on such principal amount so redeemed to the Redemption Date.


         (d) The Lessor Notes shall also be redeemed, in whole or in part as provided below, at the redemption price set forth below, as follows:

                  (i) The Lessor Notes shall be redeemed in whole or in part at a price equal to the principal amount of the Lessor Notes redeemed, and accrued and unpaid interest on such principal amount so redeemed to the Redemption Date, plus the Make Whole Premium, upon (x) an optional refinancing pursuant to Section 12.2 of the Participation Agreement; or
         (y) upon an optional prepayment elected by the Owner Lessor. The Owner Lessor's failure to consummate such redemption as a result of an event described in clause (x) or (y) of the first sentence of this clause (i) following delivery of such notice shall not constitute a Lease Indenture Event of Default or any other default under the Operative Documents.

                  (ii) The Lessor Notes shall be redeemed, in whole but not in part, at a price equal to the principal amount thereof, together with interest accrued on such principal amount to the Redemption Date, plus the Make Whole Premium, if any, upon receipt of moneys by the Lease Indenture Trustee as a result of the exercise by the Facility Lessee of its right to terminate the Facility Lease as a result of an event described in clause (b) of Section 14.1 of the Facility Lease.


The Make Whole Premium, if any, payable with respect to the Notes shall be calculated in the manner prescribed in the definition thereof.


         (e) Subject to the last sentence of Section 2.10(d)(i), notice of redemption having been given as provided in paragraph (f) of this Section 2.10, the Notes shall become due and payable on the Redemption Date at the applicable redemption price specified in this Section 2.10, or with respect to a redemption pursuant to paragraph (c) of this Section 2.10, in the supplemental indenture establishing the terms, conditions and designations of Additional Lessor Notes pursuant to the applicable provisions of this Lease Indenture, and from and after such date (unless the Owner Lessor shall default in the payment of the redemption price) such Notes or portions thereof shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with such notice, such Notes or portions thereof shall be paid by the Owner Lessor at the applicable redemption price.


                           CONEMAUGH LEASE INDENTURE

         (f) If the Owner Lessor elects to redeem Notes pursuant to this Section 2.10, it shall notify the Lease Indenture Trustee in writing of the Redemption Date and the Section of this Lease Indenture pursuant to which the redemption will occur. The Owner Lessor shall give each notice to the Lease Indenture Trustee provided for in this Section at least 30 days before the Redemption Date unless the Lease Indenture Trustee consents in writing to a shorter period. Such notice shall be accompanied by an Officer's Certificate and an opinion of counsel from the Facility Lessee to the effect that such redemption will comply with the conditions herein.

         (g) At least 20 days but not more than 60 days before a Redemption Date, the Lease Indenture Trustee shall deliver notification of such redemption by first-class mail to each Noteholder to be redeemed at such Noteholder's registered address; provided, that no notice shall be required so long as the Pass Through Trustee and the Lease Indenture Trustee are the same entity. Each such notice shall state:

                  (i) the Redemption Date;

                  (ii) the redemption price;

                  (iii) the name and address of the Paying Agent;

                  (iv) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (v) that, unless the Owner Lessor defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date; and

                  (vi) the section of this Lease Indenture pursuant to which the Notes called for redemption are being redeemed.


         (h) Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price stated in the notice, plus accrued interest to the Redemption Date. Failure to give notice or any defect in the notice to any Noteholder shall not affect the validity of the notice to any other Noteholder.

         Section 2.11. Payment of Expenses on Transfer. Upon the issuance of a new Note or Notes pursuant to Section 2.8 or 2.9 hereof, the Owner Lessor or the Lease Indenture Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse the Owner Lessor and the Lease Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or governmental charge paid or payable by the Owner Lessor or the Lease Indenture Trustee.

         Section 2.12. Additional Lessor Notes. (a) Additional Notes (each, an "Additional Lessor Note") of the Owner Lessor may be issued under and secured by this Lease Indenture, at


                           CONEMAUGH LEASE INDENTURE
any time or from time to time, in addition to the Lessor Notes and subject to the conditions hereinafter provided in this Section 2.12, for cash, in the amount of the original principal amount of such Additional Lessor Notes, for the purpose of (i) providing funds in connection with a Supplemental Financing pursuant to Section 12.1 of the Participation Agreement for the payment of all or any portion of Modifications pursuant to Section 8 of the Facility Lease, or
(ii) redeeming any previously issued Lessor Notes or Additional Lessor Notes pursuant to an optional refinancing pursuant to Section 12.2 of the Participation Agreement and providing funds for the payment of all reasonable costs and expenses in connection therewith.

         (b) Before any Additional Lessor Note shall be issued under the provisions of this Section 2.12, the Owner Lessor shall have delivered to the Lease Indenture Trustee, not less than fifteen (15) (unless a shorter period shall be satisfactory to the Lease Indenture Trustee) days nor more than thirty
(30) days prior to the proposed date of issuance of such Additional Lessor Note, a request and authorization to issue such Additional Lessor Note, which request and authorization shall include the amount of such Additional Lessor Note, the proposed date of issuance thereof and a certification that terms thereof are not inconsistent with this Lease Indenture and satisfy the conditions set forth in
Section 12.1 or 12.2 of the Participation Agreement, as applicable. Additional Lessor Notes shall have a designation so as to distinguish such Additional Lessor Notes from the Notes theretofore issued, but otherwise shall rank pari passu with all Notes then outstanding, be entitled to the same benefits and security of this Lease Indenture as the other Notes issued pursuant to the terms hereof, be dated the date of original issuance of such Additional Lessor Notes, bear interest at such rates as shall be agreed between the Facility Lessee and the Owner Lessor and indicated in the aforementioned request and authorization, and shall be stated to be payable by their terms not later than the last day of the Basic Lease Term, or, in the case of Additional Lessor Notes issued pursuant to Section 2.12(a)(i), the date that is two (2) years prior to the last day of the Basic Lease Term.

         (c) The terms, conditions and designations of such Additional Lessor Notes (which shall be consistent with this Lease Indenture) shall be set forth in an indenture supplemental to this Lease Indenture executed by the Owner Lessor and the Lease Indenture Trustee. Such Additional Lessor Notes shall be executed as provided in Section 2.3 hereof and deposited with the Lease Indenture Trustee for authentication, but before such Additional Lessor Notes shall be authenticated and delivered by the Lease Indenture Trustee there shall be filed with the Lease Indenture Trustee, the Owner Lessor and the Owner Participant the following, all of which shall be dated as of the date of the supplemental indenture:

                  (i) a copy of such supplemental indenture (which shall include the form of such Additional Lessor Notes and the certificate of authentication in respect thereof);

                  (ii) an Officer's Certificate of the Facility Lessee (1) stating that to its knowledge, no Significant Lease Default or Lease Event of Default has occurred and is continuing, (2) stating that the conditions in respect of the issuance of such Additional Lessor Notes contained in this Section 2.12 and Section 12.1 or 12.2, as the case may be, of the Participation Agreement have been satisfied, (3) specifying the amount of the costs and expenses relating to the issuance and sale of such Additional Lessor Notes, and (4) stating that payments pursuant to the Facility Lease and all supplements thereto of Periodic Lease Rent and Termination Value, together with all other amounts payable


                           CONEMAUGH LEASE INDENTURE
         pursuant to the terms of the Facility Lease, are calculated to be sufficient to pay when due all of the principal of and interest on the outstanding Notes, after taking into account the issuance of such Additional Lessor Notes and any related redemption of Lessor Notes or Additional Lessor Notes theretofore outstanding;

                  (iii) an Officer's Certificate from the Lessor Manager stating that, to its knowledge, no Indenture Default under clauses (b) through
         (f) of Section 4.1 hereof or Lease Indenture Event of Default has occurred and is continuing;

                  (iv) such additional documents, certificates and opinions as shall be required by Section 12.1 or 12.2, as the case may be, of the Participation Agreement;

                  (v) a written order of the Owner Lessor, executed by the Lessor Manager, delivered to the Lease Indenture Trustee to authenticate and deliver such Additional Lessor Notes to or upon the order of the Person or Persons noted in such request at the address set forth therein, and in such principal amounts as are stated therein, upon payment to the Lease Indenture Trustee, but for the account of the Owner Lessor, of the sum or sums specified in such request and authorization;

                  (vi) the consent of the Facility Lessee to such written order; and

                  (vii) an opinion of counsel who shall be reasonably satisfactory to the Lease Indenture Trustee, as to the authorization, validity and enforceability of the Additional Lessor Notes.


         (d) When the documents referred to in the foregoing clauses (i) through
(vii) above shall have been filed with the Lease Indenture Trustee, the Owner Participant and the Owner Lessor and when the Additional Lessor Notes described in the above mentioned written order shall have been executed and authenticated as required by this Lease Indenture and the related supplemental indenture, the Lease Indenture Trustee shall deliver such Additional Lessor Notes in the manner described in clause (v) above and in Section 2.3, but only upon payment to the Lease Indenture Trustee of the sum or sums specified in such written order.

         Section 2.13. Restrictions of Transfer Resulting from Federal Securities Laws; Legend. Each Note shall be delivered to the initial Noteholder thereof without registration of such Note under the Securities Act and without qualification of this Lease Indenture under the Trust Indenture Act of 1939, as amended. Prior to any transfer of any such Note, in whole or in part, to any Person, the Noteholder thereof shall furnish to the Facility Lessee, the Lease Indenture Trustee and the Owner Lessor an opinion of counsel, which opinion and which counsel shall be reasonably satisfactory to the Lease Indenture Trustee, the Owner Lessor and the Facility Lessee, to the effect that such transfer will not violate the registration provisions of the Securities Act or require qualification of this Lease Indenture under the Trust Indenture Act of 1939, as amended, and all Notes issued hereunder shall be endorsed with a legend which shall read substantially as follows:

                           CONEMAUGH LEASE INDENTURE

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR SUCH APPLICABLE STATE LAWS.

         Section 2.14. Security for and Parity of Notes. All Notes issued and outstanding hereunder shall rank on a parity with each other and shall as to each other be secured equally and ratably by this Lease Indenture, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance or otherwise.

         Section 2.15. Acceptance of the Lease Indenture Trustee. Each Noteholder, by its acceptance of a Note, shall be deemed to have consented to the appointment of the Lease Indenture Trustee.

SECTION 3. RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM
             INDENTURE ESTATE

         Section 3.1. Distribution of Periodic Lease Rent. (a) Periodic Lease Rent Distribution. Except as otherwise provided in Section 3.2 or 3.3 of this Lease Indenture, each installment of Periodic Lease Rent and any payment of Supplemental Lease Rent constituting interest on overdue installments of Periodic Lease Rent received by the Lease Indenture Trustee shall be distributed by the Lease Indenture Trustee in the following order of priority:

         First, so much of such amounts as shall be required to pay in full the aggregate principal and accrued interest (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due and payable under the Notes shall be distributed to the Noteholders ratably, without priority of any Noteholder over any other Noteholder, in the proportion that the amount of such payment then due and payable under each such Note bears to the aggregate amount of the payments then due and payable under all such Notes; and

         Second, the balance, if any, of such amounts remaining shall be distributed to the Owner Lessor for distribution by it in accordance with the terms of the LLC Agreement.

         (b) Application of Other Amounts Held by the Lease Indenture Trustee upon Rent Default. If, as a result of any failure by the Facility Lessee to pay Periodic Lease Rent in full on any date when an installment of Periodic Lease Rent is due which failure constitutes a Lease Indenture Event of Default, there shall not have been distributed on any date (or within any applicable period of grace) pursuant to Section 3.1(a) hereof the full amount then distributable pursuant to clause "First" of Section 3.1(a) of this Lease Indenture, the Lease Indenture Trustee shall distribute other payments of the character referred to in Sections 3.5 and 3.6 hereof then held by it, or thereafter received by it, to all Noteholders to the extent necessary to enable it to make all the distributions then due pursuant to such clause "First." To the extent the Lease

                           CONEMAUGH LEASE INDENTURE

Indenture Trustee thereafter receives the deficiency in Periodic Lease Rent, the amount so received shall be applied to restore the amounts held by the Lease Indenture Trustee under Section 3.5 or 3.6 hereof, as the case may be. The portion of each such payment made to the Lease Indenture Trustee which is to be distributed by the Lease Indenture Trustee in payment of Notes shall be applied in accordance with Section 2.7 hereof. Any payment received by the Lease Indenture Trustee pursuant to Section 4.3 hereof as a result of payment by the Owner Lessor of principal or interest or both (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, on overdue interest) then due on all Notes shall be distributed to the Noteholders, ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due and unpaid on all Notes held by each such Noteholder bears to the aggregate amount of the payments then due and unpaid on all Notes outstanding; and the Owner Lessor shall (to the extent of such payment made by it) be subrogated to the rights of the Noteholders under this Section 3.1 to receive the payment of Periodic Lease Rent or Supplemental Lease Rent with respect to which its payment under Sections 4.3(a) and (b) hereof relates, and the payment of interest on account of such Periodic Lease Rent or Supplemental Lease Rent being overdue, to the extent provided in and subject to the provisions of Section 4.3(a) and (b) hereof.

         (c) Retention of Amounts by the Lease Indenture Trustee. If at the time of receipt by the Lease Indenture Trustee of an installment of Periodic Lease Rent (whether or not then overdue) or of payment of interest on any overdue installment of Periodic Lease Rent, there shall have occurred and be continuing a Lease Indenture Event of Default of which a Responsible Officer of the Lease Indenture Trustee shall have Actual Knowledge, the Lease Indenture Trustee shall retain such installment of Periodic Lease Rent or payment of interest (to the extent not then required to be distributed pursuant to clause "First" of Section 3.1(a)) as part of the Indenture Estate and shall not distribute any such payment of Periodic Lease Rent or interest pursuant to clause "Second" of
Section 3.1(a) until such time as there shall not be continuing any such Lease Indenture Event of Default or until such time as the Lease Indenture Trustee shall have received written instructions from a Majority in Interest of Noteholders to make such a distribution; provided that such amounts must be distributed to the Owner Lessor within six (6) months from receipt thereof by the Lease Indenture Trustee unless (i) the Lease Indenture Trustee has declared the unpaid principal of all Notes due and payable (or such amounts shall have automatically become due and payable) pursuant to Section 4.2(a) and the Lease Indenture Trustee is diligently pursuing any dispossessary remedies available under Section 4.2 hereof or (ii) any other Lease Indenture Event of Default shall have occurred during the intervening period and be continuing, in which case, such six-month period will be restarted from the date such other Lease Indenture Event of Default shall have occurred. Upon the cure or waiver of such Lease Indenture Event of Default, withheld Periodic Lease Rent shall, subject to clause (ii) of the immediately preceding sentence, be distributed to the Owner Lessor and no further withholding of Periodic Lease Rent on account of such Lease Indenture Event of Default shall be effected.

         Section 3.2. Payments Following Event of Loss or Other Early Termination. (a) Any payment or amount received by the Lease Indenture Trustee as a result of (x) the occurrence of an Event of Loss (other than a Regulatory Event of Loss in respect of which the Facility Lessee shall, pursuant to Section 2.10(b) hereof, assume the obligations and liabilities of the Owner Lessor hereunder, in which event only clauses "First" and "Fourth" below shall be applicable), (y) an early termination of the Facility Lease pursuant to Section 13 thereof (other than a


                           CONEMAUGH LEASE INDENTURE
termination in respect of which the Facility Lessee shall, pursuant to Section 2.10(b) hereof assume the obligations and liabilities of the Owner Lessor hereunder, in which event only clauses "First" and "Fourth" below shall be applicable), or (z) any early termination of the Facility Lease pursuant to
Section 14 thereof, shall be distributed on the applicable Redemption Date to the extent of available funds, in the following order of priority:

         First, so much of such payments and amounts as shall be required to reimburse the Lease Indenture Trustee for any unpaid fees for its services under this Lease Indenture and any reasonable expense (including any reasonable legal fees and disbursements) or loss incurred by it to the extent incurred in connection with its duties as the Lease Indenture Trustee and to the extent reimbursable by the Facility Lessee or expressly payable by the Owner Lessor and to the extent not previously paid to the Lease Indenture Trustee shall be distributed to the Lease Indenture Trustee for application to itself;

         Second, so much of such payment remaining as shall be required to pay in full the applicable redemption price (as described in Section 2.10(a) or 2.10(d) hereof or any supplemental indenture hereto) (including, interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) which shall be distributed to the holders of such Notes, in each case ratably, without priority of any Noteholder over any other, in the proportion that the aggregate unpaid principal amount of all such Notes held by each such holder, plus the premium, if any, and accrued but unpaid interest thereon to the scheduled date of distribution to the Noteholders bears to the aggregate unpaid principal amount of all such Notes held by all such holders, together with premium, if any, plus accrued but unpaid interest thereon to the date of scheduled distribution;

         Third, so much of such payments and amounts as shall be required to pay the then existing or prior Noteholders all other amounts then payable and unpaid to them as holders of the Notes which this Lease Indenture by its terms secures shall be distributed to such existing or prior holders of Notes, ratably to each such holder, without priority of any such holder over any other, in the proportion that the amount of such payments or amounts to which each such holder is so entitled bears to the aggregate amount of such payments and amounts to which all such holders are so entitled; and

         Fourth, the balance, if any, of such payment remaining shall be distributed to the Owner Lessor for distribution in accordance with the LLC Agreement.

         Section 3.3. Payments After Lease Indenture Event of Default. All payments received and all amounts held or realized by the Lease Indenture Trustee after a Lease Indenture Event of Default shall have occurred and be continuing (including any amounts realized by the Lease Indenture Trustee from the exercise of any remedies pursuant to Section 17 of the Facility Lease or from the application of Section 4.2 hereof) and after the Notes shall have been declared or shall automatically have become due and payable, together with all payments or amounts then

                           CONEMAUGH LEASE INDENTURE
held or thereafter received by the Lease Indenture Trustee hereunder, shall, so long as such declaration shall not have been rescinded, be distributed forthwith by the Lease Indenture Trustee in the following order of priority:

         First, so much of such payments and amounts as shall be required to reimburse the Lease Indenture Trustee for any unpaid fees for its services under this Lease Indenture and any expense (including any legal fees and disbursements) or loss incurred by it to the extent incurred in connection with its duties as the Lease Indenture Trustee and to the extent reimbursable by the Facility Lessee or expressly payable by the Owner Lessor and to the extent not previously paid to the Lease Indenture Trustee shall be distributed to the Lease Indenture Trustee for application to itself;

         Second, so much of such payment remaining as shall be required to pay the aggregate unpaid principal amount of all Notes then outstanding (plus any Change of Control Premium due in respect thereof required to be paid pursuant to Section 4.2(a)) and all accrued but unpaid interest on such Notes to but excluding the date of such distribution (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) shall be distributed to the holders of such Notes, in each case ratably without priority of any Noteholder over any other, in the proportion that the aggregate unpaid principal amount of all such Notes held by each such holder (plus any Change of Control Premium due in respect thereof required to be paid pursuant to
         Section 4.2(a)) and accrued but unpaid interest thereon to but excluding the scheduled date of distribution to the Noteholders bears to the aggregate unpaid principal amount of all such Notes held by all such holders (plus any Change of Control Premium in respect thereof required to be paid pursuant to Section 4.2(a)) and accrued but unpaid interest thereon to but excluding the date of scheduled distribution to the Noteholders;

         Third, so much of such payments and amounts as shall be required to pay the then existing or prior Noteholders all other amounts then payable and unpaid to them as holders of the Notes which this Lease Indenture by its terms secures shall be distributed to such existing or prior holders of Notes, ratably to each such holder, without priority of any such holder over any other, in the proportion that the amount of such payments or amounts to which each such holder is so entitled bears to the aggregate amount of such payments and amounts to which all such holders are so entitled; and

         Fourth, the balance, if any, of such payments and amounts remaining shall be distributed to the Owner Lessor for distribution by it in accordance with the terms of the LLC Agreement.

         Section 3.4. Investment of Certain Payments Held by the Lease Indenture Trustee. Upon the written direction of the Owner Lessor, the Lease Indenture Trustee shall invest and reinvest any moneys held by the Lease Indenture Trustee pursuant to Section 3.1(c), 3.5 or 3.6

                           CONEMAUGH LEASE INDENTURE
hereof in such Cash Equivalents as may be specified in such direction. The Lease Indenture Trustee shall have no obligation to make any investment absent such written direction. The proceeds received upon the sale or at maturity of any Cash Equivalents and any interest received on such Cash Equivalents and any payment in respect of a deficiency contemplated by the following sentence shall be held as part of the Indenture Estate and applied by the Lease Indenture Trustee in the same manner as the moneys used to make such Cash Equivalents, and any Cash Equivalents may be sold (without regard to maturity date) by the Lease Indenture Trustee whenever necessary to make any payment or distribution required by this Section 3.

         Section 3.5. Application of Certain Other Payments. Except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, any payment received by the Lease Indenture Trustee for which provision as to the application thereof is made in an Operative Document, but not elsewhere in this Lease Indenture, shall, unless a Lease Indenture Event of Default shall have occurred and be continuing, be applied forthwith to the purpose for which such payment was made in accordance with the terms of such Operative Document. If at the time of the receipt by the Lease Indenture Trustee of any payment referred to in the preceding sentence there shall have occurred and be continuing a Lease Indenture Event of Default, the Lease Indenture Trustee shall hold such payment as part of the Indenture Estate, but the Lease Indenture Trustee shall, except as otherwise provided in
Section 3.1(b) or 3.1(c) hereof, cease to hold such payment and shall apply such payment to the purpose for which it was made in accordance with the terms of such Operative Document if and whenever there is no longer continuing any Lease Indenture Event of Default; provided, however, that any such payment received by the Lease Indenture Trustee which is payable to the Facility Lessee shall not be held by the Lease Indenture Trustee unless a Significant Lease Default or Lease Event of Default shall have occurred and be continuing.

         Section 3.6. Other Payments. Except as otherwise provided in Section
3.5 hereof:

                  (a) any payment received by the Lease Indenture Trustee for which no provision as to the application thereof is made in the Participation Agreement, the Facility Lease or elsewhere in this
         Section 3; and

                  (b) all payments received and amounts realized by the Lease Indenture Trustee with respect to the Indenture Estate (including, without limitation, all amounts realized after the termination of the Facility Lease), to the extent received or realized at any time after payment in full of the principal of and, premium, if any, and interest on all Notes then outstanding and all other amounts due the Lease Indenture Trustee or the Noteholders, as well as any other amounts remaining as part of the Indenture Estate after such payment in full of the principal of, premium, if any, and interest on all Notes outstanding;

shall be distributed forthwith by the Lease Indenture Trustee in the order of priority set forth in Section 3.3 hereof, omitting clause "Second" thereof.

         Section 3.7. Excepted Payments. Notwithstanding any other provision of this Lease Indenture, including this Section 3 or any provision of any of the Operative Documents to the contrary, any Excepted Payments received or held by the Lease Indenture Trustee at any time

                           CONEMAUGH LEASE INDENTURE
shall promptly be paid or distributed by the Lease Indenture Trustee to the Person or Persons entitled thereto.

         Section 3.8. Distributions to the Owner Lessor. Unless otherwise directed in writing by the Owner Lessor, all amounts from time to time distributable by the Lease Indenture Trustee to the Owner Lessor in accordance with the provisions hereof shall be paid by the Lease Indenture Trustee to the Owner Participant in immediately available funds to the Owner Participant's Account. Any such distribution to the Owner Lessor shall be final after the same is made, absent manifest error, and neither the Lease Indenture Trustee nor any Noteholder shall, absent manifest error, attempt to recover any such distribution for any reason, but nothing contained in this sentence shall be construed to limit the right of the Lease Indenture Trustee or any such Noteholder to make any claim it may have against the Owner Participant or the Owner Lessor or the Lease Indenture Trustee or to pursue any such claim in such court as the Lease Indenture Trustee or any such holder shall deem appropriate. Any amounts payable to the Trust Company in its individual capacity, shall be paid to the Trust Company.

         Section 3.9. Payments Under Assigned Documents. Notwithstanding anything to the contrary contained in this Lease Indenture, until the discharge and satisfaction of the Lien of this Lease Indenture, all payments due or to become due under any Assigned Document to the Owner Lessor (except so much of such payments as constitute (a) Excepted Payments or (b) insurance proceeds, which insurance proceeds shall be applied according to Section 11.7 of the Facility Lease) shall be made directly to the Lease Indenture Trustee's Account. The Owner Lessor agrees that if it should receive any such payments directed to be made to the Lease Indenture Trustee or any proceeds for or with respect to the Indenture Estate or as the result of the sale or other disposition thereof or otherwise constituting a part of the Indenture Estate to which the Owner Lessor is not entitled hereunder, it will promptly forward such payments to the Lease Indenture Trustee or in accordance with the Lease Indenture Trustee's instructions. The Lease Indenture Trustee agrees to apply payments from time to time received by it (from the Facility Lessee, the Owner Lessor or otherwise) with respect to the Facility Lease or any other Assigned Document, in the manner provided in Section 2.7 hereof, and this Section 3.

         Section 3.10. Disbursement of Amounts Received by the Lease Indenture Trustee. Subject to the last sentence of this Section 3.10 and Section 3.2, amounts to be distributed by the Lease Indenture Trustee pursuant to this
Section 3 shall be distributed on the date such amounts are actually received by the Lease Indenture Trustee. Notwithstanding anything to the contrary contained in this Section 3, in the event the Lease Indenture Trustee shall be required or directed to make a payment under this Section 3 on the same date on which such payment is received, any amounts received by the Lease Indenture Trustee after 2:00 p.m., New York City time, or on a day other than a Business Day, may be distributed on the next succeeding Business Day, and if such payment is to be by wire transfer, any amounts received by the Lease Indenture Trustee after 11:00 a.m., New York City time, may be distributed on the next succeeding Business Day.


                           CONEMAUGH LEASE INDENTURE

SECTION 4. DEFAULTS; REMEDIES OF LEASE INDENTURE TRUSTEE; RIGHTS OF OWNER
           PARTICIPANT

         Section 4.1. Occurrence of Lease Indenture Event of Default. Subject to
Section 4.3 hereof, the term "Lease Indenture Event of Default," wherever used herein, shall mean any of the following events (whatever the reason for such Lease Indenture Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any Governmental Entity):

                  (a) any Lease Event of Default (other than (i) the failure of Facility Lessee to pay any amount which shall constitute an Excepted Payment or (ii) a Lease Event of Default in consequence of the Facility Lessee's failure to maintain the insurance required by Section 11 of the Facility Lease if, and so long as the insurance maintained by the Facility Lessee still constitutes Prudent Industry Practice) shall have occurred and be continuing; or

                  (b) the Owner Lessor shall fail (other than as a result of a Lease Event of Default) to make any payment in respect of the principal of or interest on, the Notes within five (5) Business Days after the same shall have become due; or

                  (c) the Owner Lessor shall fail to perform or observe any covenant, obligation or agreement to be performed or observed by it under this Lease Indenture (other than any covenant, obligation or agreement contained in clause (b) of this Section 4.1), or the Owner Lessor or the Owner Participant shall fail to perform or observe any covenant, obligation or agreement to be performed by either of them under the Operative Documents, or the OP Guarantor shall fail to perform or observe any material covenant, obligation or agreement to be performed by it under the OP Guarantee (provided the OP Guarantee shall not have been terminated or released in accordance with the terms of the Operative Documents), in each case, in any material respect, which failure shall continue unremedied for 30 days after receipt by such Person of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to 180 days, so long as such Person diligently pursues such remedy and such condition is reasonably capable of being remedied within such extended period;

                  (d) any representation or warranty made by the Owner Participant, the Lessor Manager or the Owner Lessor in the Operative Documents or in any Officer's Certificate delivered pursuant thereto, or any representation or warranty made by the OP Guarantor (provided the OP Guarantee shall not have been terminated or released in accordance with the terms of the Operative Documents) under the OP Guarantee, shall prove to have been incorrect in any material respect when made and continues to be material and unremedied for a period of 30 days after receipt by such Person of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to an additional 120 days, so long as such Person diligently pursues such remedy and such condition is reasonably capable of being remedied within such extended period;

                           CONEMAUGH LEASE INDENTURE

                  (e) the Owner Participant, the Owner Lessor or the OP Guarantor (provided the OP Guarantee shall not have been terminated or released in accordance with the terms of the Operative Documents) shall
         (i) commence a voluntary case or other proceeding seeking relief under the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or
         (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding; or

                  (f) an involuntary case or other proceeding shall be commenced against the Owner Participant, the Owner Lessor or the OP Guarantor (provided the OP Guarantee shall not have been terminated or released in accordance with the terms of the Operative Documents) seeking (i) liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of the Owner Lessor; and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days.

         Section 4.2. Remedies of the Lease Indenture Trustee. (a) In the event that a Lease Indenture Event of Default shall have occurred and be continuing and a Responsible Officer of the Lease Indenture Trustee shall have Actual Knowledge thereof, the Lease Indenture Trustee may, or upon receipt of written instructions from a Majority in Interest of Noteholders shall declare, by written notice to the Owner Lessor and the Owner Participant, the unpaid principal amount of all Notes, with accrued interest and premium, if any, thereon, to be immediately due and payable, upon which declaration such principal amount and such accrued interest and premium, if any, shall immediately become due and payable (except in the case of a Lease Indenture Event of Default under Section 4.1(e) or (f), such principal and interest shall automatically become due and payable immediately without any such declaration or notice) without further act or notice of any kind. If the Lease Indenture Trustee accelerates the Notes pursuant to this Section 4.2(a) as a result of the occurrence of a Lease Indenture Event of Default caused by a Lease Event of Default described under Section 16(j) of the Facility Leases, the Change of Control Premium shall also be payable.


         (b) If a Lease Indenture Event of Default shall have occurred and be continuing, then and in every such case, the Lease Indenture Trustee, as assignee under the Facility Lease or hereunder or otherwise, may, and where required pursuant to the provisions of Section 5 hereof shall, upon written notice to the Owner Lessor, exercise any or all of the rights and powers and pursue any or all of the remedies pursuant to this Section 4 and, in the event such Lease Indenture Event of Default shall be a Lease Event of Default, any and all of the remedies provided pursuant to this Section 4 and Section 17 of the Facility Lease and may take possession of all or any part of the Indenture Estate and may exclude therefrom the Owner Participant, the Owner Lessor and, in the event such Lease Indenture Event of Default shall be a Lease Event of Default, the Facility Lessee and all persons claiming under them, and may exercise all remedies

                           CONEMAUGH LEASE INDENTURE
available to a secured party under the Uniform Commercial Code or any other provision of Applicable Law. The Lease Indenture Trustee may proceed to enforce the rights of the Lease Indenture Trustee and of the Noteholders by directing payment to it of all moneys payable under any agreement or undertaking constituting a part of the Indenture Estate, by proceedings in any court of competent jurisdiction to recover damages for the breach hereof or for the appointment of a receiver or for sale of all or any part of the Facility Interest or for foreclosure of the Facility Interest, together with the Owner Lessor's interest in the Assigned Documents, and by any other action, suit, remedy or proceeding authorized or permitted by this Lease Indenture, at law or in equity, or whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, and in addition may foreclose upon, sell, assign, transfer and deliver, from time to time to the extent permitted by Applicable Law, all or any part of the Indenture Estate or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required or as may be required by law) of the date, time and place of sale and any adjournment thereof, for cash or credit or other property, for immediate or future delivery and for such price or prices and on such terms as the Lease Indenture Trustee, in its reasonable discretion, may determine, or as may be required by law, so long as the Owner Participant and the Owner Lessor are afforded a commercially reasonable opportunity to bid for all or such part of the Indenture Estate in connection therewith unless Section 4.6 shall otherwise be applicable; provided that 20 days shall be deemed to be a commercially reasonable opportunity to bid for purposes of this Section 4.2(b). The Lease Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Lease Indenture Trustee and of the Noteholders asserted or upheld in any bankruptcy, receivership or other judicial proceedings.

         (c) All rights of action and rights to assert claims under this Lease Indenture or under any of the Notes may be enforced by the Lease Indenture Trustee without the possession of the Notes at any trial or other proceedings instituted by the Lease Indenture Trustee, and any such trial or other proceedings shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall be for the ratable benefit of the Noteholders as herein provided. In any proceedings brought by the Lease Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Lease Indenture to which the Lease Indenture Trustee shall be a party), the Lease Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any such Persons parties to such proceedings.

         (d) Anything herein to the contrary notwithstanding, neither the Lease Indenture Trustee nor any Noteholder shall at any time, including at any time when a Lease Indenture Event of Default shall have occurred and be continuing and there shall have occurred and be continuing a Lease Event of Default, be entitled to exercise any remedy under or in respect of this Lease Indenture which could or would divest the Owner Lessor of title to, or its ownership interest in, any portion of the Indenture Estate unless, in the case of a Lease Indenture Event of Default as a consequence of a Lease Event of Default under
Section 16 of the Facility Lease, the Lease Indenture Trustee shall have, to the extent it is then entitled to do so hereunder and is not then stayed or otherwise prevented from doing so by operation of law, commenced the exercise of one or more remedies under the Facility Lease intending to dispossess the Facility Lessee of the Facility Interest and is using good faith efforts in the exercise of such remedies (and not merely asserting a right or claim to do so); provided that if the Lease Indenture Trustee is then

                           CONEMAUGH LEASE INDENTURE
stayed or otherwise prevented by operation of law from exercising such remedies, the Lease Indenture Trustee will not divest the Owner Lessor of title to any portion of the Indenture Estate until the earlier of (i) the expiration of the six month period following the commencement of such stay or other prevention or
(ii) the date of repossession of the Facility Interest under the Facility Lease.

         (e) Anything herein to the contrary notwithstanding, in the case of a Lease Indenture Event of Default as a consequence of a Lease Event of Default under Section 16(a) of the Facility Lease with respect to the Equity Portion of Periodic Lease Rent only, the Lease Indenture Trustee shall not, so long as no other Lease Indenture Event of Default shall have occurred and be continuing, be entitled to exercise remedies under this Lease Indenture for a period of six months unless the Owner Lessor or the Owner Participant consents to the declaration of a Lease Event of Default by the Lease Indenture Trustee.

         (f) Any provisions of the Facility Lease or this Lease Indenture to the contrary notwithstanding, if the Facility Lessee shall fail to pay any Excepted Payment to any Person entitled thereto as and when due, such Person shall have the right at all times, to the exclusion of the Lease Indenture Trustee, to demand, collect, sue for, enforce performance of obligations relating to, or otherwise obtain all amounts due in respect of such Excepted Payment or to declare a Lease Event of Default under Section 16 of the Facility Lease solely to enforce such obligations in respect of any Excepted Payments (provided that any such declaration shall not be deemed to constitute a Lease Indenture Event of Default hereunder without the consent of the Lease Indenture Trustee).

         Section 4.3. Right to Cure Certain Lease Events of Default. (a) If the Facility Lessee shall fail to make any payment of Periodic Lease Rent due on any Rent Payment Date when the same shall have become due, and if such failure of the Facility Lessee to make such payment of Periodic Lease Rent shall not constitute the fourth consecutive such failure or the eighth cumulative failure of the Facility Lessee to make a payment of Periodic Lease Rent when due, then the Owner Lessor may (but need not) pay to the Lease Indenture Trustee, at any time prior to the expiration of ten (10) Business Days after the Owner Lessor and the Owner Participant shall have received notice from the Lease Indenture Trustee or have Actual Knowledge of the failure of the Facility Lessee to make such payment of Periodic Lease Rent, an amount equal to the principal of, and interest on the Notes then due (otherwise than by declaration of acceleration) on such Rent Payment Date, together with any interest due thereon on account of the delayed payment thereof, and such payment by the Owner Lessor shall be deemed (for purposes of this Lease Indenture) to have cured any Lease Indenture Event of Default which arose or would have arisen from such failure of the Facility Lessee.

         (b) If the Facility Lessee shall fail to make any payment of Supplemental Lease Rent when the same shall become due or otherwise fail to perform any obligation under the Facility Lease or any other Operative Document, then the Owner Lessor may (but need not) make such payment (to the extent of the amount of principal of, and premium, if any, and interest on, the Notes then due (otherwise than by declaration of acceleration) on the date such Supplemental Lease Rent was payable, together with any interest due thereon on account of the delayed payment thereof) or perform such obligation at any time prior to the expiration of ten (10) Business Days after the Owner Lessor and the Owner Participant shall have received notice of

                           CONEMAUGH LEASE INDENTURE
the occurrence of such failure, and such payment or performance by the Owner Lessor shall be deemed to have cured any Lease Indenture Event of Default which arose or would have arisen from such failure of the Facility Lessee.

         (c) The Owner Lessor, upon exercising its rights under paragraph (a) or
(b) of this Section 4.3 to cure the Facility Lessee's failure to pay Periodic Lease Rent or Supplemental Lease Rent or to perform any other obligation under the Facility Lease or any other Operative Document, shall not obtain any Lien on any part of the Indenture Estate on account of such payment or performance nor, except as expressly provided in the next sentence, pursue any claims against the Facility Lessee or any other party, for the repayment thereof if such claims would impair the prior right and security interest of the Lease Indenture Trustee in and to the Indenture Estate. Upon such payment or performance by the Owner Lessor, the Owner Lessor shall (to the extent of such payment made by it and the reasonable costs and expenses incurred in connection with such payments and performance thereof together with interest thereon and so long as no Lease Indenture Payment Default, Lease Indenture Bankruptcy Default or Lease Indenture Event of Default hereunder shall have occurred and be continuing) be subrogated to the rights of the Lease Indenture Trustee and the Noteholders to receive the payment of Periodic Lease Rent or Supplemental Lease Rent, as the case may be, with respect to which the Owner Lessor made such payment and interest on account of such Periodic Lease Rent payment or Supplemental Lease Rent payment being overdue. If the Lease Indenture Trustee shall thereafter receive such payment of Periodic Lease Rent, Supplemental Lease Rent or such interest, the Lease Indenture Trustee shall, notwithstanding the requirements of Section 3.1 hereof, forthwith, remit such payment of Periodic Lease Rent or Supplemental Lease Rent, as the case may be, (to the extent of the payment made by the Owner Lessor pursuant to this Section 4.3) and such interest to the Owner Lessor in reimbursement for the funds so advanced by it, provided that if (A) any Lease Indenture Payment Default, Lease Indenture Bankruptcy Default or Lease Indenture Event of Default hereunder shall have occurred and be continuing or (B) any payment of principal, interest, or premium, if any, on any Note then shall be overdue, such payment shall not be remitted to the Owner Lessor but shall be held by the Lease Indenture Trustee as security for the obligations secured hereby and distributed in accordance with Section 3.1 hereof. The Owner Lessor shall not attempt to recover any amount paid by it on behalf of the Facility Lessee pursuant to this Section 4.3 except by demanding of the Facility Lessee payment of such amount or by commencing an action against the Facility Lessee for the payment of such amount, and except where a Lease Indenture Event of Default (other than a Lease Event of Default) has occurred and is continuing, the Owner Lessor shall be entitled to receive the amount of such payment and the costs and expenses incurred in connection with such payments and performance thereof together with interest thereon from the Facility Lessee (but neither the Owner Lessor nor the Owner Participant shall have any right to collect such amounts by exercise of any of the remedies under Section 17 of the Facility Lease) or, if paid by the Facility Lessee to the Lease Indenture Trustee, from the Lease Indenture Trustee to the extent of funds actually received by the Lease Indenture Trustee.

         (d) Until the expiration of the period during which the Owner Lessor or the Owner Participant shall be entitled to exercise rights under paragraph (a) or (b) of this Section 4.3 with respect to any failure by the Facility Lessee referred to therein, neither the Lease Indenture Trustee nor any Noteholder shall take or commence any action it would otherwise be entitled to

                           CONEMAUGH LEASE INDENTURE
take or commence as a result of such failure by the Facility Lessee, whether under this Section 4 or Section 17 of the Facility Lease or otherwise.

         (e) Each Noteholder agrees, by acceptance of a Note, that if (i)(A) a Lease Indenture Event of Default, which also constitutes a Lease Event of Default, shall have occurred and be continuing for a period of at least ninety
(90) days without the Notes having been accelerated or the Lease Indenture Trustee having exercised any remedy under the Facility Lease intended to dispossess the Facility Lessee of the Facility Interest, (B) the Notes have been accelerated pursuant to Section 4.2(a) and such acceleration has not theretofore been rescinded, or (C) an Enforcement Notice giving notice of the intent of the Lease Indenture Trustee to foreclose on the Facility Interest or otherwise dispossess Facility Lessee of the Facility Interest has been given pursuant to
Section 5.1 within the previous 30 days, (ii) no Lease Indenture Event of Default of the nature described in any of clauses (b) through (f) of Section 4.1 hereof and which did not result from a Lease Event of Default shall have occurred and be continuing and (iii) the Owner Lessor shall give written notice to the Lease Indenture Trustee of the Owner Lessor's intention to purchase all of the Notes in accordance with this paragraph, then, upon receipt within ten
(10) Business Days after such notice from the Owner Lessor of an amount equal to the sum of (x) the aggregate unpaid principal amount of any unpaid Notes then held by such Noteholder, together with accrued but unpaid interest thereon to but excluding the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest), plus (y) the aggregate amount, if any, of all sums which, if Section 3.3 were then applicable, such Noteholder would be entitled to be paid before any payments were to be made to the Owner Lessor but excluding any premium, such Noteholder will forthwith sell, assign, transfer and convey to the Owner Lessor (without recourse or warranty of any kind other than of title to the Notes so conveyed) all of the right, title and interest of such Noteholder in and to the Indenture Estate, this Lease Indenture, all Notes held by such Noteholder and the Assigned Documents (other than the right to receive the Change of Control Premium pursuant to Section 17.1 of the Facility Lease), and the Owner Lessor shall thereupon assume all such Noteholder's rights and obligations in such documents; provided, that no such Noteholder shall be required to so convey unless (1) the Owner Lessor shall have simultaneously tendered payment on all other Notes held by such Noteholder at such time outstanding and (2) such conveyance is not in violation of any Applicable Law. All charges and expenses required to be paid in connection with the issuance of any new Note or Notes in connection with this paragraph shall be borne by the Owner Lessor.

         Section 4.4. Rescission of Acceleration. If at any time after the outstanding principal amount of the Notes shall have become due and payable by acceleration pursuant to Section 4.2 hereof, (a) all amounts of principal, premium, if any, and interest which are then due and payable in respect of all the Notes otherwise than as a result of such acceleration pursuant to Section
4.2 hereof shall have been paid in full, together with interest on all such overdue principal and (to the extent permitted by Applicable Law) overdue interest at the rate or rates specified in the Notes, and an amount sufficient to cover all reasonable costs and expenses of collection incurred by or on behalf of the holders of the Notes (including, without limitation, counsel fees and expenses and all expenses and reasonable compensation of the Lease Indenture Trustee) and (b) every other Lease Indenture Event of Default shall have been remedied, then a Majority in Interest of Noteholders may, by written notice or notices to the Owner Lessor, the Lease Indenture Trustee and the Facility Lessee, rescind and annul such acceleration and any related declaration of default under the Facility Lease and their respective consequences, but no such rescission and


                           CONEMAUGH LEASE INDENTURE
annulment shall extend to or affect any subsequent Lease Indenture Event of Default or impair any right consequent thereon, and no such rescission and annulment shall require any Noteholder to repay any principal or interest actually paid as a result of such acceleration.

         Section 4.5. Return of Indenture Estate, Etc. (a) If at any time the Lease Indenture Trustee has the right to take possession of the Indenture Estate pursuant to Section 4.2 hereof, at the request of the Lease Indenture Trustee, the Owner Lessor promptly shall (i) execute and deliver to the Lease Indenture Trustee such instruments of title and other documents and (ii) make all such demands and give all such notices as are permitted by the terms of the Facility Lease to be made or given by the Owner Lessor upon the occurrence and continuance of a Lease Event of Default, in each case as the Lease Indenture Trustee may reasonably deem necessary or advisable to enable the Lease Indenture Trustee or an agent or representative designated by the Lease Indenture Trustee, at such time or times and place or places as the Lease Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate the possession of which the Lease Indenture Trustee shall at the time be entitled to hereunder.

         (b) Upon every such taking of possession, the Lease Indenture Trustee may, from time to time, as a charge against proceeds of the Indenture Estate, make all such expenditures with respect to the Indenture Estate as it may deem proper. In each such case, the Lease Indenture Trustee shall have the right to deal with the Indenture Estate and to carry on the business and exercise all rights and powers of the Owner Lessor relating to the Indenture Estate, as the Lease Indenture Trustee shall deem best, and, the Lease Indenture Trustee shall be entitled to collect and receive all rents (including Periodic Lease Rent and Supplemental Lease Rent), revenues, issues, income, products and profits of the Indenture Estate and every part thereof (without prejudice to the right of the Lease Indenture Trustee under any provision of this Lease Indenture to collect and receive cash held by, or required to be deposited with, the Lease Indenture Trustee hereunder) and to apply the same to the management of or otherwise dealing with the Indenture Estate and of conducting the business thereof, and of all expenditures with respect to the Indenture Estate and the making of all payments which the Lease Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Lessor and the Facility Lessee relating to the Indenture Estate and the Operative Documents), or under any provision of, this Lease Indenture, as well as just and reasonable compensation for the services of the Lease Indenture Trustee and of all Persons properly engaged and employed by the Lease Indenture Trustee.

         Section 4.6. Remedies. If a Lease Indenture Event of Default shall have occurred and be continuing, the Lease Indenture Trustee may, in addition to and not in abrogation of other rights and remedies provided in this Section 4.6, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Notes or the performance of any term, covenant, condition of agreement of this Lease Indenture or any other right, and (ii) to pursue any other remedy available to it, all as the Lease Indenture Trustee shall determine most effectual for such purposes. Upon any foreclosure sale, the Lease Indenture Trustee may bid for and purchase the Indenture Estate and shall be entitled to apply all or any part of the Secured

                           CONEMAUGH LEASE INDENTURE

Indebtedness as a credit to the purchase price. In the event of a foreclosure sale of the Indenture Estate, the proceeds of said sale shall be applied as provided in Section 3.3 hereof. In the event of any such foreclosure sale by the Lease Indenture Trustee, the Owner Lessor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. The Lease Indenture Trustee, at the Lease Indenture Trustee's option, is authorized to foreclose this Lease Indenture subject to the rights of any tenants of the Indenture Estate, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by the Owner Lessor, a defense to any proceedings instituted by the Lease Indenture Trustee to collect the Secured Indebtedness.

         (b) In addition, as part of the consideration for the Secured Indebtedness in order to secure payment and performance of the Secured Indebtedness, the Owner Lessor has absolutely and unconditionally assigned and transferred to the Lease Indenture Trustee the Revenues, including those now due, past due or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Indenture Estate. The Owner Lessor hereby authorizes the Lease Indenture Trustee or the Lease Indenture Trustee's agents to collect the Revenues and hereby directs such tenants of the Indenture Estate to pay the Revenues to the Lease Indenture Trustee or the Lease Indenture Trustee's agents; provided, however, that prior to written notice given by the Lease Indenture Trustee to the Owner Lessor of any Lease Indenture Event of Default by the Owner Lessor, but subject to the other provisions of this Lease Indenture, the Owner Lessor shall collect and receive the Revenues as trustee for the benefit of the Lease Indenture Trustee and the Owner Lessor, to apply the Revenues so collected in accordance with Section 3 hereof. The Owner Lessor agrees that each tenant of the Indenture Estate shall pay the Revenues to the Lease Indenture Trustee or the Lease Indenture Trustee's agents on the Lease Indenture Trustee's written demand therefor without any liability on the part of said tenant to inquire further as to the existence of a Lease Indenture Event of Default.

         Section 4.7. Appointment of Receiver. If the outstanding principal amount of the Notes shall have been declared due and payable pursuant to Section
4.2 hereof, as a matter of right, the Lease Indenture Trustee shall be entitled to the appointment of a receiver (who may be the Lease Indenture Trustee or any successor or nominee thereof) for all or any part of the Indenture Estate, whether such receivership be incidental to the taking of possession thereof or otherwise, and the Owner Lessor hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Indenture Estate shall be entitled to exercise all the rights and powers with respect to the Indenture Estate to the extent instructed to do so by the Lease Indenture Trustee.

         Section 4.8. Remedies Cumulative. Each and every right, power and remedy herein specifically given to the Lease Indenture Trustee or otherwise in this Lease Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lease Indenture Trustee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right,


                           CONEMAUGH LEASE INDENTURE
power or remedy. No delay or omission by the Lease Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Participant, the Owner Lessor or the Facility Lessee or to be an acquiescence therein.

         Section 4.9. Waiver of Various Rights by the Owner Lessor. The Owner Lessor hereby waives and agrees, to the extent permitted by Applicable Law, that it will never seek or derive any benefit or advantage from any of the following, whether now existing or hereafter in effect, in connection with any proceeding under or in respect of this Lease Indenture:

                  (a) any stay, extension, moratorium or other similar law;

                  (b) any law providing for the valuation of or appraisal of any portion of the Indenture Estate in connection with a sale thereof; or

                  (c) any right to have any portion of the Indenture Estate or other security for the Notes marshaled.

The Owner Lessor covenants not to hinder, delay or impede the exercise of any right or remedy under or in respect of this Lease Indenture, except as permitted by Section 4.3 hereof, and agrees, to the extent permitted by Applicable Law, to suffer and permit its exercise as though no laws or rights of the character listed above were in effect.

         Section 4.10. Discontinuance of Proceedings. In the event that the Lease Indenture Trustee or any Noteholder shall have proceeded to enforce any right, power or remedy under this Lease Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lease Indenture Trustee or the Noteholder, then and in every such case the Owner Lessor, the Lease Indenture Trustee and the Facility Lessee shall be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of the Lease Indenture Trustee or the Noteholder shall continue as if no such proceedings had taken place.

         Section 4.11. No Action Contrary to the Facility Lessee's Rights Under the Facility Lease. Notwithstanding any other provision of any of the Operative Documents, so long as the Facility Lease shall not have been declared (or deemed to have been declared) in default, under the Facility Lease, the Lease Indenture Trustee shall not take or cause to be taken any action contrary to the right of the Facility Lessee under the Facility Lease, including its rights, as between the Facility Lessee and the Owner Lessor and the Owner Participant and any Person claiming by or through the Owner Lessor or the Owner Participant, to quiet use and possession of the Facility Interest under the Facility Lease.

         Section 4.12. Right of the Lease Indenture Trustee to Perform Covenants, Etc. If the Owner Lessor shall fail to make any payment or perform any act required to be made or performed by it hereunder or under the Facility Lease, the Site Lease and Sublease or the Assignment and Reassignment of Owners Agreement or if the Owner Lessor shall fail to release

                           CONEMAUGH LEASE INDENTURE
any Lien affecting the Indenture Estate which it is required to release by the terms of this Lease Indenture, the Participation Agreement, the LLC Agreement or the other Operative Documents, the Lease Indenture Trustee, without notice to or demand upon the Owner Lessor and without waiving or releasing any obligation or defaults may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Indenture Estate and may take all such action with respect thereto (including entering upon the Facility Site or any part thereof, to the extent of the Facility Interest and subject to the Owners Agreement, for such purpose) as, in the Lease Indenture Trustee's reasonable opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Lease Indenture Trustee and all costs and expenses (including, without limitation, reasonable legal fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence, shall constitute additional indebtedness secured by this Lease Indenture and shall be paid from the Indenture Estate to the Lease Indenture Trustee on demand. The Lease Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence or negligence with respect to the handling of money on the part of the Lease Indenture Trustee.

         Section 4.13. Further Assurances. The Owner Lessor covenants and agrees from time to time to do all such acts and execute all such instruments of further assurance as shall be reasonably requested by the Lease Indenture Trustee for the purpose of fully carrying out and effectuating this Lease Indenture and the intent hereof.

         Section 4.14. Waiver of Past Defaults. Any past Lease Indenture Event of Default and its consequences may be waived by the Lease Indenture Trustee, except a Lease Indenture Event of Default (i) in the payment of the principal of, premium, if any, and or interest on any Note, subject to the provisions of Sections 5.1 and 8.1 hereof, or (ii) in respect of a covenant or provision hereof which, under Section 8.2 hereof, cannot be modified or amended without the consent of each Noteholder. Upon any such waiver and subject to the terms of such waiver, such Lease Indenture Event of Default shall cease to exist, and any other Lease Indenture Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Lease Indenture; but no such waiver shall extend to any subsequent or other Lease Indenture Event of Default or impair any right consequent thereon.

         Section 4.15. Rights of Owner Participant to Assume the Notes. The Owner Participant or its Affiliates may assume or guarantee the Notes on a recourse basis upon the occurrence and during the continuation of a Lease Indenture Event of Default resulting from a Lease Event of Default on the terms and conditions set forth in Section 8.7 of the Participation Agreement.

SECTION 5. DUTIES OF LEASE INDENTURE TRUSTEE; CERTAIN RIGHTS AND DUTIES OF OWNER LESSOR

         Section 5.1. Notice of Action Upon Lease Indenture Event of Default. The Lease Indenture Trustee shall give prompt written notice to the Owner Lessor and the Owner Participant of any Lease Indenture Event of Default with respect to which the Lease Indenture Trustee has Actual Knowledge and will give the Facility Lessee and the Owner Participant not


                           CONEMAUGH LEASE INDENTURE
less than 30 days' prior written notice of the date on or after which the Lease Indenture Trustee intends to exercise remedies under Section 4.2 (and "Enforcement Notice"), which notice may be given contemporaneously with any notice contemplated by Section 4.2(a) or 4.2(b).

         Section 5.2. Actions Upon Instructions Generally. Subject to the terms of Sections 5.4, 5.5 and 5.6 hereof, upon written instructions, at any time and from time to time, of a Majority in Interest of Noteholders, the Lease Indenture Trustee shall take such of the following actions as may be specified in such instructions: (a) give such notice, direction or consent or exercise such right, remedy or power or take such action hereunder or under any Assigned Document, or in respect of any part of or all the Indenture Estate, as it shall be entitled to take and as shall be specified in such instructions; (b) take such action with respect to or to preserve or protect the Indenture Estate (including the discharge of Liens) as it shall be entitled to take and as shall be specified in such instructions; and (c) waive, consent to, approve (as satisfactory to it) or disapprove all matters required by the terms of any Operative Document to be satisfactory to the Lease Indenture Trustee. The Lease Indenture Trustee may, and upon written instructions from a Majority in Interest of Noteholders, the Lease Indenture Trustee shall, execute or cause to be executed any financing statement (and any continuation statement with respect to such financing statement) or any similar instrument or document relating to the security interest or the assignment created by this Lease Indenture or granted by the Owner Lessor herein as may be necessary to protect and preserve the security interest or assignment created by or granted pursuant to this Lease Indenture, to the extent otherwise entitled to do so and as shall be specified in such instructions.

         Section 5.3. Action Upon Payment of Notes or Termination of the Facility Lease. Subject to the terms of Section 5.4 hereof, upon payment in full of the principal of and interest on all Notes then outstanding and all other amounts then due all Noteholders hereunder, and all other Secured Indebtedness, the Lease Indenture Trustee shall execute and deliver to, or as directed in writing by, the Owner Lessor an appropriate instrument in due form for recording, releasing the Indenture Estate from the Lien of this Lease Indenture. Nothing in this Section 5.3 shall be deemed to expand the instances in which the Owner Lessor is entitled to prepay the Notes.

         Section 5.4. Compensation of the Lease Indenture Trustee; Indemnification. (a) The Owner Lessor will from time to time, on demand, pay to the Lease Indenture Trustee such compensation for its services hereunder as shall be agreed to by the Facility Lessee and the Lease Indenture Trustee, or, in the absence of agreement, reasonable compensation for such services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Lease Indenture Trustee agrees that it shall have no right against the Noteholders or, except as provided in Section 3 and Section 4.2 hereof or this Section 5, the Indenture Estate, for any fee as compensation for its services hereunder.

         (b) The Lease Indenture Trustee shall not be required to take any action or refrain from taking any action under Section 4, 5.2 or 9.1 hereof unless it and any of its directors, officers, employees or agents shall have been indemnified in manner and form satisfactory to the Lease Indenture Trustee. The Lease Indenture Trustee shall not be required to take any action under
Section 4 or Section 5.2, 5.3 or 9.1 hereof, nor shall any other provision of this Lease


                           CONEMAUGH LEASE INDENTURE

Indenture be deemed to impose a duty on the Lease Indenture Trustee to take any action, if it shall have been advised by counsel (who shall not be an employee of the Lease Indenture Trustee) that such action is contrary to the terms hereof or is otherwise contrary to Applicable Law or (unless it shall have been indemnified in manner and form satisfactory to the Lease Indenture Trustee) may result in personal liability to the Lease Indenture Trustee.

         Section 5.5. No Duties Except as Specified; No Action Except Under the Facility Lease, Indenture or Instructions. (a) The Lease Indenture Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with any part of the Indenture Estate or otherwise take or refrain from taking any action under or in connection with this Lease Indenture or the other Assigned Documents except as expressly provided by the terms of this Lease Indenture or as expressly provided in written instructions from a Majority in Interest of Noteholders in accordance with Section 5.2 hereof; and no implied duties or obligations shall be read into this Lease Indenture against the Lease Indenture Trustee.

         (b) The Lease Indenture Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Indenture Estate except (i) as required by the terms of the Facility Lease, to the extent applicable to the Lease Indenture Trustee as assignee of the Owner Lessor, (ii) in accordance with the powers granted to, or the authority conferred upon, the Lease Indenture Trustee pursuant to this Lease Indenture or (iii) in accordance with the express terms hereof or with written instructions from a Majority in Interest of Noteholders in accordance with Section 5.2 hereof.

         Section 5.6. Certain Rights of the Owner Lessor. Notwithstanding any other provision of this Lease Indenture or any provision of any Operative Document to the contrary, and in addition to any rights conferred on the Owner Lessor hereby:

                  (a) The Owner Lessor shall at all times, to the exclusion of the Lease Indenture Trustee, (i) retain all rights to demand and receive payment of, and to commence an action for payment of, Excepted Payments but the Owner Lessor shall have no remedy or right with respect to any such payment against the Indenture Estate nor any right to collect any such payment by the exercise of any of the remedies under Section 17 of the Facility Lease; (ii) retain all rights with respect to insurance that Section 11 of the Facility Lease specifically confers upon the Owner Lessor and to waive any failure by the Facility Lessee to maintain the insurance required by Section 11 of the Facility Lease before or after the fact so long as the insurance maintained by the Facility Lessee still constitutes Prudent Industry Practice; (iii) retain all rights to adjust Periodic Lease Rent and Termination Value as provided in Section 3.5 of the Facility Lease, Section 14 of the Participation Agreement or the Tax Indemnity Agreement; provided, however, that after giving effect to any such adjustment (x) the amount of Periodic Lease Rent payable on each Rent Payment Date shall be at least equal to the aggregate amount of all principal and accrued interest payable on such Rent Payment Date on all Notes then outstanding and (y) Termination Value shall in no event be less (when added to all other amounts required to be paid by the Facility Lessee under the Facility Lease in respect of any early termination of the Facility Lease) than an amount sufficient, as of the date of payment, to pay in full the principal of, and interest on all Notes outstanding on and as of such date of payment; (iv) retain the right to declare the Facility Lessee to be in default with respect to


                           CONEMAUGH LEASE INDENTURE
         any Excepted Payments pursuant to Section 17 of the Facility Lease; and
         (v) except in connection with the exercise of remedies pursuant to the Facility Lease, retain all rights to exercise the Owner Lessor's rights relating to the Appraisal Procedure and to confer and agree with the Facility Lessee on Fair Market Rental Value, Fair Market Sales Value or any Renewal Lease Term;

                  (b) The Owner Lessor shall have the right, but not to the exclusion of the Lease Indenture Trustee, (i) to receive from the Facility Lessee all notices, certificates, reports, filings, opinions of counsel and other documents and all information that the Facility Lessee is permitted or required to give or furnish to the Owner Lessor or the Owner Participant, as the case may be, pursuant to the Facility Lease or any other Operative Document; (ii) to inspect the Facility and the records relating thereto pursuant to Section 12 of the Facility Lease; (iii) to obtain or provide such insurance as may be permitted by
         Section 11 of the Facility Lease; (iv) to perform for the Facility Lessee as provided in Section 20 of the Facility Lease; and (v) to request from the Facility Lessee such further documents or assurances, or request that the Facility Lessee take such further actions in respect of the Owner Lessor's Interest, as shall be required to be delivered or taken by the Facility Lessee pursuant to Section 23.11 of the Facility Lease;

                  (c) So long as the Notes have not been accelerated pursuant to
         Section 4.2(a) hereof (or, if accelerated, such acceleration has theretofore been rescinded) or the Lease Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Lessor shall retain the right to the exclusion of the Lease Indenture Trustee to exercise the rights of the Owner Lessor under, and to determine compliance by the Facility Lessee with, the provisions of Sections 10 (other than Section 10.3 thereof), 13, 14 and 15 of the Facility Lease; provided, however, that if a Lease Indenture Event of Default shall have occurred and be continuing, the Owner Lessor shall cease to retain such rights upon notice from the Lease Indenture Trustee stating that such rights shall no longer be retained by the Owner Lessor;

                  (d) Except as otherwise provided in this Section 5.6, so long as the Notes have not been accelerated pursuant to Section 4.2(a) hereof (or, if accelerated, such acceleration has theretofore been rescinded) or the Lease Indenture Trustee shall not have exercised any of its rights pursuant to Section 4 hereof to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Lessor shall have the right, to be exercised jointly with the Lease Indenture Trustee, (i) to exercise the rights with respect to the Facility Lessee's use and operation, modification or maintenance of the Facility, (ii) to amend, supplement, modify or waive any return condition contained in Section 5 of the Facility Lease and (iii) to exercise the rights of the Owner Lessor under Section 10.3 of the Facility Lease; provided further, however, that (A) the Owner Lessor shall have no right to receive any Periodic Lease Rent or other payments other than Excepted Payments payable to the Owner Lessor or the Owner Participant, and (B) no determination by the Owner Lessor or the Lease Indenture Trustee that the Facility Lessee is in compliance with the provisions of any applicable Assigned Document shall be binding upon or otherwise affect the rights hereunder of the Lease


                           CONEMAUGH LEASE INDENTURE

         Indenture Trustee or any Noteholder on the one hand or the Owner Lessor or the Owner Participant on the other hand;

                  (e) Nothing in this Lease Indenture shall give to, or create in, or otherwise provide the benefit of to, the Lease Indenture Trustee, any rights of the Owner Participant under or pursuant to the Tax Indemnity Agreement or any other Operative Document and nothing in this Section 5.6 or elsewhere in this Lease Indenture shall give to the Owner Lessor the right to exercise any rights specifically given to the Lease Indenture Trustee pursuant to any Operative Document;

                  (f) So long as the Notes have not been accelerated pursuant to
         Section 4.2(a) (or, if accelerated, such acceleration has theretofore been rescinded) or the Lease Indenture Trustee shall not have exercised any of its rights pursuant to Section 4.2 to take possession of, foreclose, sell or otherwise take control of all or any part of the Indenture Estate, the Owner Lessor shall have the right, together with the Lease Indenture Trustee, (i) to seek specific performance of the covenants of the Facility Lessee under the Operative Documents relating to protection, insurance, maintenance, possession and use of the Facility or the Facility Interest or (ii) to enforce any manufacturer's warranty pursuant to any of the Operative Documents; and

                  (g) Upon the assumption or guarantee of the Notes by the Owner Participant pursuant to Section 4.15 hereof, the Owner Lessor shall, to the exclusion of the Lease Indenture Trustee, have the right (but not the obligation) (i) to give and withhold all waivers, consents, modifications, amendments and agreements under or with respect to the Facility Lease and the Site Lease and Sublease, (ii) to perform for, or request performance by, the Facility Lessee of its obligations under the Operative Documents to which the Facility Lessee is a party and
         (iii) to exercise all other rights and remedies of the Owner Lessor as lessor under the Facility Lease and sublessor under the Site Lease and Sublease;

but nothing in clauses (a) through (g) above shall deprive the Lease Indenture Trustee of the exclusive right, so long as this Lease Indenture shall be in effect, to declare the Facility Lease to be in default under Section 16 thereof (except as set forth in clause (iv) of paragraph (a) above) and thereafter to exercise the remedies pursuant to Section 17 of the Facility Lease.

         Section 5.7. Filing of Financing Statements and Continuation Statements. Pursuant to Section 5.20 of the Participation Agreement, the Facility Lessee has covenanted to maintain the priority of the Lien of this Lease Indenture on the Indenture Estate. The Lease Indenture Trustee shall, at the request and expense of the Facility Lessee, as provided in the Participation Agreement, execute and deliver to the Facility Lessee and the Facility Lessee shall file, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing statements or other documents previously filed relating to the Lien created by this Lease Indenture in the Indenture Estate as may be supplied to the Lease Indenture Trustee by the Facility Lessee. At any time and from time to time, upon the request of the Facility Lessee, at the expense of the Facility Lessee (and upon receipt of the form of document so to be executed), the Owner Lessor shall promptly and duly execute and deliver any and all such further instruments and documents as the Facility Lessee may reasonably


                           CONEMAUGH LEASE INDENTURE


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


request in obtaining the full benefits of the security interest and assignment created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of the Facility Lessee or the Lease Indenture Trustee, the Owner Lessor shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), and any other document relating to the security interest and assignment created by this Lease Indenture as may be specified in such instructions. In addition, the Lease Indenture Trustee and the Owner Lessor will execute such continuation statements with respect to financing statements and other documents relating to the Lien created by this Lease Indenture in the Indenture Estate as may be specified from time to time in written instructions of any Noteholder (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document to be filed). Except as otherwise herein expressly provided, neither the Lease Indenture Trustee nor the Owner Lessor shall have responsibility for the protection, perfection or preservation of the Lien created by this Lease Indenture.

SECTION 6. LEASE INDENTURE TRUSTEE AND OWNER LESSOR

         Section 6.1. Acceptance of Trusts and Duties. The Lease Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Lease Indenture, and agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the provisions hereof. If any Lease Indenture Event of Default shall have occurred and be continuing, the Lease Indenture Trustee shall, subject to the provisions of Sections 4 and 5 hereof, exercise such of the rights and remedies vested in it by this Lease Indenture and shall at all times use the same degree of care in their exercise as a prudent person would exercise or use in the circumstances in the conduct of its own affairs. The Lease Indenture Trustee shall not be liable under any circumstances, except (a) for its own gross negligence or willful misconduct, (b) in the case of the inaccuracy of any representation or warranty contained in Section 3.5 of the Participation Agreement, in the certificate delivered by the Lease Indenture Trustee at the Closing pursuant to Section 4.1(f) of the Participation Agreement or in Section 6.3(b) hereof, or (c) for the performance of its obligations under
Section 9 of the Participation Agreement; and the Lease Indenture Trustee shall not be liable for any action or inaction of the Owner Lessor; provided, however, that:

                  (i) prior to the occurrence of a Lease Indenture Event of Default of which a Responsible Officer of the Lease Indenture Trustee shall have Actual Knowledge, and after the curing of all such Lease Indenture Events of Default which may have occurred, the duties and obligations of the Lease Indenture Trustee shall be determined solely by the express provisions of the Operative Documents, the Lease Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Operative Documents, no implied covenants or obligations shall be read into the Operative Documents against the Lease Indenture Trustee and, in the absence of bad faith on the part of the Lease Indenture Trustee, the Lease Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notes, certificates, orders, opinions or other written


                           CONEMAUGH LEASE INDENTURE
         communications furnished to the Lease Indenture Trustee and conforming to the requirements of this Lease Indenture;

                  (ii) the Lease Indenture Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Lease Indenture Trustee;

                  (iii) the Lease Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Lease Indenture or at the direction of the Majority in Interest of Noteholders, relating to the time, method and place of conducting any proceeding or remedy available to the Lease Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Lease Indenture Trustee, under this Lease Indenture;

                  (iv) the Lease Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default, Lease Event of Default, Significant Lease Default or Lease Indenture Event of Default unless a Responsible Officer of the Lease Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Lease Indenture Trustee may conclusively assume that there is no default or Lease Indenture Event of Default (except for defaults and Lease Indenture Events of Default resulting from an event of nonpayment);

                  (v) the Lease Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers and none of the provisions contained in this Lease Indenture shall in any event require the Lease Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Owner Lessor, under this Lease Indenture; and

                  (vi) the right of the Lease Indenture Trustee to perform any discretionary act enumerated in this Lease Indenture shall not be construed as a duty, and the Lease Indenture Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act.

         Section 6.2. Absence of Certain Duties. Except in accordance with written instructions furnished pursuant to Section 5.2 hereof and except as provided in Section 5.5 and 5.7 hereof, the Lease Indenture Trustee shall have no duty (a) to see to any registration, recording or filing of any Operative Document (or any financing or continuation statements in respect thereto) or to see to the maintenance of any such registration, recording or filing, (b) to see to any insurance on the Facility, or the Facility Interest or to effect or maintain any such insurance, (c) except as otherwise provided in Section 5.5 or
Section 9.13 hereof or in Section 9 of the Participation Agreement, to see to the payment or discharge of any Tax or any Lien of any kind owing with respect to, or assessed or levied against, any part of the Indenture Estate, (d) to confirm or verify the contents of any report, notice, request, demand, certificate, financial statement or other instrument of the Facility Lessee, (e) to inspect the Facility at any time or ascertain or inquire as


                           CONEMAUGH LEASE INDENTURE
to the performance or observance of any of the Facility Lessee's covenants with respect to the Facility, (f) to exercise any of the trusts or powers vested in it by this Lease Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Lease Indenture, unless such Noteholders shall have offered to the Lease Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which in the case of the Majority in Interest of Noteholders will be deemed to be satisfied by a letter agreement with respect to such costs from such Majority in Interest of Noteholders). Notwithstanding the foregoing, the Lease Indenture Trustee shall furnish to each Noteholder promptly upon receipt thereof duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Lease Indenture Trustee hereunder or under any of the Operative Documents unless the Lease Indenture Trustee shall reasonably believe that each such Noteholder shall have received copies thereof.

         Section 6.3. Representations, Warranties and Covenants. (a) The Owner Lessor represents and warrants that except as provided in the Operative Documents it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Lease Indenture shall remain in effect, any of its estate, right, title or interest subject to this Lease Indenture. Subject to
Section 5.6 hereof, the Owner Lessor further covenants that it will not, except with the prior written consent of the Lease Indenture Trustee or as expressly provided in or permitted by this Lease Indenture or with respect to any property not constituting part of the Indenture Estate, (i) exercise any election or option, or make any decision or determination, or give any notice, consent, waiver or approval, or take any other action, under or in respect of any Assigned Document, (ii) accept and retain any payment from, or settle or compromise any claim against, the Facility Lessee under any Assigned Document in violation of Section 3.9 hereof or (iii) submit or consent to the submission to arbitration of any dispute, difference or other matter arising under or in respect of any Assigned Document. A signed copy of any amendment or supplement to the LLC Agreement shall be delivered by the Owner Lessor to the Lease Indenture Trustee and the Facility Lessee. This Lease Indenture and the Indenture Estate shall not be affected by any action taken under or in respect of the LLC Agreement except as otherwise provided or permitted by this Lease Indenture or the other Operative Documents.

         NEITHER THE OWNER LESSOR NOR THE LEASE INDENTURE TRUSTEE MAKES, NOR SHALL BE DEEMED TO HAVE MADE (i) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH PLANS OR SPECIFICATIONS, QUALITY, DURABILITY, SUITABILITY, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE FACILITY, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE FACILITY INTEREST, THE GROUND INTEREST OR ANY OTHER PART OF THE INDENTURE ESTATE, except that the Owner Lessor represents and warrants that on the Closing Date it shall have received whatever title or interest to the Facility Interest and the Facility Site as was conveyed to it by the Facility Lessee and that on the Closing Date the Facility Interest shall be free of Owner Lessor's Liens and Owner Participant's Liens; or (ii) any representation or warranty as to the validity, legality or enforceability of this Lease Indenture, the Notes or any of the other Operative Documents, or as to the correctness of any


                           CONEMAUGH LEASE INDENTURE
statement contained in any thereof, except that each of the Owner Lessor and the Lease Indenture Trustee represents and warrants that this Lease Indenture and the Participation Agreement have been, and, in the case of the Owner Lessor, the other Operative Documents to which it is or is to become a party have been or will be, duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf.

         Section 6.4. No Segregation of Moneys; No Interest. All moneys and securities deposited with and held by the Lease Indenture Trustee under this Lease Indenture for the purpose of paying, or securing the payment of, the principal of or premium or interest on the Notes shall be held in trust. Except as specifically provided herein or in the Facility Lease, any moneys received by the Lease Indenture Trustee hereunder need not be segregated in any manner except to the extent required by Applicable Law and may be deposited under such general conditions as may be prescribed by Applicable Law, and neither the Owner Lessor nor the Lease Indenture Trustee shall be liable for any interest thereon; provided, however, subject to Section 6.5 hereof, that any payments received or applied hereunder by the Lease Indenture Trustee shall be accounted for by the Lease Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

         Section 6.5. Reliance; Agents; Advice of Experts. The Lease Indenture Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed to be genuine and believed to be signed by the proper party or parties. The Lease Indenture Trustee may accept a certified copy of a resolution of the governing body of the Facility Lessee as conclusive evidence that such resolution has been duly adopted by such governing body and that the same is in full force and effect. As to the amount of any payment to which any Noteholder is entitled pursuant to Clause "Third" of
Section 3.2 or Section 3.3 hereof, and as to the amount of any payment to which any other Person is entitled pursuant to Section 3.5 or Section 3.7 hereof, the Lease Indenture Trustee for all purposes hereof may conclusively rely on and shall be protected in acting or refraining from acting upon an Officer's Certificate of such Noteholder or other Person, as the case may be. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Lease Indenture Trustee for all purposes hereof may conclusively rely on an Officer's Certificate of the Owner Lessor or the Facility Lessee or a Noteholder as to such fact or matter, and such certificate shall constitute full protection to the Lease Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Lease Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Indenture Estate (but subject to the priorities of payment set forth in Section 3 hereof), consult with independent skilled Persons to be selected and retained by it (other than Persons regularly in its employ) as to matters within their particular competence, and the Lease Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion, within such Person's area of competence, of any such Person, so long as the Lease Indenture Trustee shall have exercised reasonable care in selecting such Person.

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                                       39

SECTION 7. SUCCESSOR LEASE INDENTURE TRUSTEES AND SEPARATE TRUSTEES

         Section 7.1. Resignation or Removal of the Lease Indenture Trustee; Appointment of Successor. (a) Resignation or Removal. The Lease Indenture Trustee or any successor thereto may resign at any time with or without cause by giving at least thirty (30) days' prior written notice to the Owner Lessor, the Owner Participant, the Facility Lessee and each Noteholder, such resignation to be effective on the acceptance of appointment by the successor Lease Indenture Trustee pursuant to the provisions of subsection (b) below. In addition, a Majority in Interest of Noteholders may at any time remove the Lease Indenture Trustee with or without cause by an instrument in writing delivered to the Owner Lessor, the Owner Participant and the Lease Indenture Trustee, and the Owner Lessor shall give prompt written notification thereof to each Noteholder and the Facility Lessee. Such removal will be effective on the acceptance of appointment by the successor Lease Indenture Trustee pursuant to the provisions of subsection (b) below. In the case of the resignation or removal of the Lease Indenture Trustee, a Majority in Interest of Noteholders may appoint a successor Lease Indenture Trustee by an instrument signed by such holders and so long as no Lease Indenture Event of Default has occurred and is continuing (other than as a result of a Lease Event of Default), consented to by the Owner Lessor and so long as no Lease Event of Default has occurred and is continuing, consented to by the Facility Lessee. If a successor Lease Indenture Trustee shall not have been appointed within thirty (30) days after such resignation or removal, the Lease Indenture Trustee or any Noteholder may apply to any court of competent jurisdiction to appoint a successor Lease Indenture Trustee to act until such time, if any, as a successor shall have been appointed by a Majority in Interest of Noteholders as above provided. The successor Lease Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Lease Indenture Trustee appointed by a Majority in Interest of Noteholders as above provided.

         (b) Acceptance of Appointment. Any successor Lease Indenture Trustee shall execute and deliver to the predecessor Lease Indenture Trustee, the Owner Participant, the Owner Lessor and all Noteholders an instrument accepting such appointment and thereupon such successor Lease Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Lease Indenture Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Lease Indenture Trustee herein; but nevertheless, upon the written request of such successor Lease Indenture Trustee or a Majority in Interest of Noteholders, such predecessor Lease Indenture Trustee shall execute and deliver an instrument transferring to such successor Lease Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Lease Indenture Trustee, and such predecessor Lease Indenture Trustee shall duly assign, transfer deliver and pay over to such successor Lease Indenture Trustee all moneys or other property then held by such predecessor Lease Indenture Trustee hereunder. To the extent required by Applicable Law or upon request of the successor Lease Indenture Trustee, the Owner Lessor shall execute any and all documents confirming the vesting of such estates, properties, rights and powers in the successor Lease Indenture Trustee.


                           CONEMAUGH LEASE INDENTURE

         (c) Qualifications. Any successor Lease Indenture Trustee, however appointed, shall be a trust company or bank with trust powers (i) which (A) has a combined capital and surplus of at least $150,000,000, or (B) is a direct or indirect subsidiary of a corporation which has a combined capital and surplus of at least $150,000,000 provided such corporation guarantees the performance of the obligations of such trust company or bank as Lease Indenture Trustee, or (C) is a member of a bank holding company group having a combined capital and surplus of at least $150,000,000 provided the parent of such bank holding company group or a member which itself has a combined capital and surplus of at least $150,000,000 guarantees the performance of the obligations of such trust company or bank, and (ii) is willing, able and legally qualified to perform the duties of Lease Indenture Trustee hereunder upon reasonable or customary terms. No successor Lease Indenture Trustee, however appointed, shall become such if such appointment would result in the violation of any Applicable Law or create a conflict or relationship involving a conflict of interest under the Trust Indenture Act of 1939, as amended.

         (d) Merger, etc. Any corporation into which the Lease Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Lease Indenture Trustee shall be a party, or any corporation to which all or substantially all the corporate trust business of the Lease Indenture Trustee may be transferred, shall, subject to the terms of subsection (c) of this
Section 7.1, be the Lease Indenture Trustee under this Lease Indenture without further act.

         Section 7.2. Appointment of Additional and Separate Trustees. (a) Appointment. Whenever (i) the Lease Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any applicable jurisdiction or to make any claim or bring any suit with respect to or in connection with the Indenture Estate, this Lease Indenture, the Facility Lease, the Notes or any of the transactions contemplated by the Operative Documents, (ii) the Lease Indenture Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Noteholders or (iii) a Majority in Interest of Noteholders deems it so necessary or prudent and shall have requested in writing the Lease Indenture Trustee to do so, then in any such case the Lease Indenture Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Lease Indenture Trustee either to act as additional trustee or trustees of all or any part of the Indenture Estate, jointly with the Lease Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Indenture Estate, in any such case with such powers as may be provided in such instruments or agreements, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Lease Indenture Trustee deemed necessary or advisable by the Lease Indenture Trustee, subject to the remaining provisions of this Section 7.2. The Owner Lessor hereby consents to all actions taken by the Lease Indenture Trustee under the provisions of this
Section 7.2 and agrees, upon the Lease Indenture Trustee's request, to join in and execute, acknowledge and deliver any or all such instruments or agreements; and the Owner Lessor hereby makes, constitutes and appoints the Lease Indenture Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver any such instrument or agreement in the event that the Owner Lessor shall not itself execute and deliver the same within fifteen (15) days after receipt by it of such request so to do; provided, however, that the Lease Indenture Trustee shall exercise due care in selecting any additional or separate trustee if such additional or separate trustee shall not be a Person possessing trust powers under Applicable


                           CONEMAUGH LEASE INDENTURE

Law. If at any time the Lease Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer so necessary or prudent in the interest of the Noteholders or in the event that the Lease Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Noteholders, the Lease Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee. In such connection, the Lease Indenture Trustee may act on behalf of the Owner Lessor to the same extent as is provided above. Notwithstanding anything contained to the contrary in this Section 7.2(a), to the extent the laws of any jurisdiction preclude the Lease Indenture Trustee from taking any action hereunder either alone, jointly or through a separate trustee under the direction and control of the Lease Indenture Trustee, the Owner Lessor, upon notice by the Lease Indenture Trustee, shall appoint a separate trustee for such jurisdiction, which separate trustee shall have full power and authority to take all action hereunder as to matters relating to such jurisdiction without the consent of the Lease Indenture Trustee, but not subject to the same limitations in any exercise of his power and authority as those to which the Lease Indenture Trustee is subject.

         (b) The Lease Indenture Trustee as Agent. Any additional trustee or separate trustee at any time by an instrument in writing may constitute the Lease Indenture Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by Applicable Law, to do all acts and things and exercise all discretions which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall become incapable of acting or cease to be such additional trustee or separate trustee, the property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by Applicable Law, shall vest in and be exercised by the Lease Indenture Trustee, without the appointment of a new successor to such additional trustee or separate trustee, unless and until a successor is appointed in the manner hereinbefore provided.

         (c) Requests, etc. Any request, approval or consent in writing by the Lease Indenture Trustee to any additional trustee or separate trustee shall be sufficient to warrant such additional trustee or separate trustee, as the case may be, to take the requested, approved or consented to action.

         (d) Subject to Indenture, etc. Each additional trustee and separate trustee appointed pursuant to this Section 7.2 shall be subject to, and shall have the benefit of Sections 3 through 9 hereof insofar as they apply to the Lease Indenture Trustee. Notwithstanding any other provision of this Section 7.2, (i) the powers, duties, obligations and rights of any additional trustee or separate trustee appointed pursuant to this Section 7.2 shall not in any case exceed those of the Lease Indenture Trustee hereunder, (ii) all powers, duties, obligations and rights conferred upon the Lease Indenture Trustee in respect of the receipt, custody, investment and payment of moneys or the investment of moneys shall be exercised solely by the Lease Indenture Trustee and (iii) no power hereby given to, or exercisable as provided herein by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Lease Indenture Trustee.

                           CONEMAUGH LEASE INDENTURE

SECTION 8. SUPPLEMENTS AND AMENDMENTS TO THIS LEASE INDENTURE AND OTHER
           DOCUMENTS

         Section 8.1. Supplemental Indenture and Other Amendments With Consent; Conditions and Limitations. At any time and from time to time, subject to
Section 8.3 hereof, but only upon the written direction of a Majority in Interest of Noteholders and the written consent of the Owner Lessor, (a) the Lease Indenture Trustee shall execute an amendment or supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Lease Indenture as specified in such request, and (b) the Lease Indenture Trustee, as the case may be, shall enter into or consent to such written amendment of or supplement to any Assigned Document as each other party thereto may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent to the terms of any such agreement or document as may be specified in such request; provided, however, that without the consent of the Noteholders representing one hundred percent (100%) of the outstanding principal amount of Notes, such percentage to be determined in the same manner as provided in the definition of the term "Majority in Interest of Noteholders," no such supplement to or amendment of this Lease Indenture or any Assigned Document, or waiver or modification of or consent to the terms hereof or thereof, shall (i) modify the definition of the term "Majority in Interest of Noteholders" or reduce the percentage of Noteholders required to take or approve any action hereunder, (ii) change the amount or the time of payment of any amount owing or payable under any Note or change the rate or manner of calculation of interest payable on any Note, (iii) alter or modify the provisions of Section 3 hereof with respect to the manner of payment or the order of priorities in which distributions thereunder shall be made as between the Noteholders and the Owner Lessor, (iv) reduce the amount (except to any amount as shall be sufficient to pay the aggregate principal of, and interest on all outstanding Notes) or extend the time of payment of Periodic Lease Rent or Termination Value except as expressly provided in the Facility Lease, or except in connection with Section 8.2(j), change any of the circumstances under which Periodic Lease Rent or Termination Value is payable, or (v) except in connection with Section 8.2(j), consent to any assignment of the Facility Lease if in connection therewith the Facility Lessee will be released from its obligation to pay Periodic Lease Rent and Termination Value, except as expressly provided in the Participation Agreement, or release the Facility Lessee of its obligation to pay Periodic Lease Rent or Termination Value or change the absolute and unconditional character of such obligations as set forth in Section 9 of the Facility Lease.

         Section 8.2. Supplemental Indentures and other Amendments Without Consent. Without the consent of any Noteholders but subject to the provisions of
Section 8.3, and only after notice thereof shall have been sent to the Noteholders and with the consent of the Owner Lessor, the Lease Indenture Trustee shall enter into any indenture or indentures supplemental hereto or execute any amendment, modification, supplement, waiver or consent with respect to any other Operative Document (a) to evidence the succession of another Person as Lessor Manager or the appointment of a co-manager in accordance with the terms of the LLC Agreement, or to evidence the succession of a successor as the Lease Indenture Trustee hereunder, the removal of the Lease Indenture Trustee or the appointment of any separate or additional trustee or trustees, in each case if done pursuant to the provisions of Section 7 hereof and to define the rights, powers, duties and obligations conferred upon any such separate trustee


                           CONEMAUGH LEASE INDENTURE
or trustees or co-trustee or co-trustees, (b) to correct, confirm or amplify the description of any property at any time subject to the Lien of this Lease Indenture or to convey, transfer, assign, mortgage or pledge any property to or with the Lease Indenture Trustee, (c) to provide for any evidence of the creation and issuance of any Additional Notes pursuant to, and subject to the conditions of, Section 2.12 and to establish the form and the terms of such Additional Notes, (d) to cure any ambiguity in, to correct or supplement any defective or inconsistent provision of, or to add to or modify any other provisions and agreements in, this Lease Indenture or any other Operative Document in any manner that will not in the judgment of the Lease Indenture Trustee materially adversely affect the interests of the Noteholders, (e) to grant or confer upon the Lease Indenture Trustee for the benefit of the Noteholders any additional rights, remedies, powers, authority or security which may be lawfully granted or conferred and which are not contrary or inconsistent with this Lease Indenture, (f) to add to or modify the covenants or agreements to be observed by the Facility Lessee or the Owner Lessor and which are not contrary to this Lease Indenture, to add Lease Indenture Events of Defaults for the benefit of the Noteholders or surrender any right or power of the Owner Lessor, (g) to effect the assumption of all of the Notes by the Facility Lessee, provided that the supplemental indenture will contain all of the covenants applicable to the Facility Lessee contained in the Facility Lease and the Participation Agreement for the benefit of the Lease Indenture Trustees or the holders of such Notes, such that the Facility Lessee's obligations contained therein, if applicable in the event that the Facility Lease is terminated, will continue to be in full force and effect, (h) to comply with requirements of the SEC, any applicable law, rules or regulations of any exchange or quotation system on which the Certificates are listed, or any regulatory body, (i) to modify, eliminate or add to the provisions of any Operative Documents to such extent as shall be necessary to qualify or continue the qualification of this Lease Indenture or the Pass Through Trust Agreements (including any supplements thereto) under the Trust Indenture Act of 1939, or similar federal statute enacted after the Closing Date, and to add to this Lease Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, (j) to effect the assumption of the Notes by the Owner Participant in accordance with Section 8.7 of the Participation Agreement; (k) subject to Section 3.5 of the Facility Lease, to adjust any Adjustment Item; and (l) to effect any indenture or indentures supplemental hereto or any amendment, modification, supplement, waiver or consent with respect to any other Operative Document, provided such supplemental indenture, amendment, modification, supplement, waiver or consent shall not, in the judgment of the Lease Indenture Trustee, materially adversely affect the interest of the Noteholders; provided, however, that no such amendment, modification, supplement, waiver or consent contemplated by this Section 8.2 shall, without the consent of the holder of each then outstanding Note, cause any of the events specified in clauses (i) through (v) of the first sentence of Section 8.1 hereof to occur; and provided, further, that no such amendment, modification, supplement, waiver or consent contemplated by this Section 8.2 shall, without the consent of the holder of a Majority in Interest of Noteholders, modify the provisions of Sections 5.3 through 5.20,
14.2 or 14.3 of the Participation Agreement (other than any amendment, modification, supplement, waiver or consent having no adverse affect on the interest of the Noteholders) without the consent of a Majority in Interest of Noteholders.

         Section 8.3. Conditions to Action by the Lease Indenture Trustee. If in the reasonable opinion of the Lease Indenture Trustee, any document required to be executed pursuant to the terms of Section 8.1 or 8.2 or the election referred to in Section 17.3 of the Participation


                           CONEMAUGH LEASE INDENTURE

Agreement hereof adversely affects any immunity or indemnity in favor of the Lease Indenture Trustee under this Lease Indenture or the Participation Agreement, or would materially increase its administrative duties or responsibilities hereunder or thereunder or may result in personal liability for it (unless it shall have been provided an indemnity satisfactory to the Lease Indenture Trustee), the Lease Indenture Trustee may in its reasonable discretion decline to execute such document or the election. With every such document and election, the Lease Indenture Trustee shall be furnished with evidence that all necessary consents have been obtained and with an opinion of counsel that such document complies with the provisions of this Lease Indenture, does not deprive the Lease Indenture Trustee or the holders of the Notes of the benefits of the Lien hereby created on any property subject hereto or of the assignments contained herein (except as otherwise consented to in accordance with Section
8.1 hereof) and that all consents required by the terms hereof in connection with the execution of such document or the making of such election have been obtained. The Lease Indenture Trustee shall be fully protected in relying on such opinion.

SECTION 9. MISCELLANEOUS

         Section 9.1. Surrender, Defeasance and Release. (a) Surrender and Cancellation of Indenture. This Lease Indenture shall be surrendered and cancelled and the trusts created hereby shall terminate and this Lease Indenture shall be of no further force or effect upon satisfaction of the conditions set forth in the proviso to the Granting Clause hereof. Upon any such surrender, cancellation, and termination, the Lease Indenture Trustee shall pay all moneys or other properties or proceeds constituting part of the Indenture Estate (the distribution of which is not otherwise provided for herein) to the Owner Lessor, and the Lease Indenture Trustee shall, upon request and at the cost and expense of the Owner Lessor, execute and deliver proper instruments acknowledging such cancellation and termination and evidencing the release of the security, rights and interests created hereby. If this Lease Indenture is terminated pursuant to this Section 9.1(a), the Lease Indenture Trustee shall promptly notify the Facility Lessee and the Owner Participant of such termination.

         (b) Defeasance of Notes. Any Note shall, prior to the maturity or redemption date thereof, be deemed to have been paid within the meaning and with the effect expressed in this Section 9.1 if (i) there shall have been deposited with the Lease Indenture Trustee either moneys in an amount which shall be sufficient, or U.S. Government Obligations, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys in an amount which shall be sufficient, together with the moneys, if any, deposited with or held by the Lease Indenture Trustee at the same time (such sufficiency to be established by the delivery to the Lease Indenture Trustee or such other trustee of a certificate of an independent public accountant), to pay when due the principal of and premium, if any, and interest due and to become due on said Note on and prior to the redemption date or maturity date thereof, as the case may be, and (ii) in the event said Note does not mature or is not to be redeemed within the next 45 days, the Lease Indenture Trustee shall have been given irrevocable instructions to give, as soon as practicable, a notice to the registered holder of such Note that the deposit required by subclause (i) above has been made with the Lease Indenture Trustee and that said Note is deemed to have been paid in accordance with this Section 9.1(b) and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal of and


                           CONEMAUGH LEASE INDENTURE
premium, if any, and interest on said Note. Neither the U.S. Government Obligations nor moneys deposited with the Lease Indenture Trustee pursuant to this Section 9.1(b) or principal or interest payments on any such U.S. Government Obligations shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on said Note; provided, however, that any cash received from such principal or interest payments on such U.S. Government Obligations deposited with the Lease Indenture Trustee shall be reinvested in accordance with Section 3.4 hereof in U.S. Government Obligations. At such time as any Note shall be deemed paid as aforesaid, it shall no longer be secured by or entitled to the benefits of the Indenture Estate or this Lease Indenture, except that (i) such Note shall be entitled to the benefits of the portions of the Indenture Estate described in Granting Clauses (4) and (7), to the extent such portions relate to such moneys or U.S. Government Obligations deposited with the Lease Indenture Trustee, (ii) the provisions of Sections 2.8 and 2.9 shall continue to apply to such Note and (iii) the duties and immunities of the Lease Indenture Trustee hereunder shall continue with respect to such Note. Notwithstanding the foregoing, the Owner Lessor shall not make or cause to be made the deposit of moneys or property provided for by this Section 9.1(b) unless it shall have delivered to the Lease Indenture Trustee an opinion or opinions of counsel reasonably satisfactory to the Lease Indenture Trustee to the effect that the deposit of such moneys or U.S. Government Obligations by the Owner Lessor or other defeasance of the Notes will not cause a Tax Event.


         (c) Release.

                  (i) Whenever a Component is replaced pursuant to the Facility Lease, such Component shall automatically and without further act of any Person be released from the Lien of this Lease Indenture and the Lease Indenture Trustee shall, upon request of the Owner Lessor or the Facility Lessee, execute and deliver to, and as directed in writing by, the Facility Lessee or the Owner Lessor an appropriate instrument (in due form for recording) releasing the replaced Component from the Lien of this Lease Indenture.

                  (ii) Whenever the Facility Lessee is entitled to acquire or have transferred to it the Facility Interest or any portion thereof pursuant to the express terms of the Facility Lease, the Lease Indenture Trustee shall release the Indenture Estate from the Lien of this Lease Indenture from the affected interest and execute and deliver to, or as directed in writing by, the Facility Lessee or the Owner Lessor an appropriate instrument (in due form for recording) releasing the Indenture Estate (or portion thereof) from the Lien of this Lease Indenture; provided that all sums secured by this Lease Indenture have been paid to the Persons entitled to such sums.

         Section 9.2. Conveyances Pursuant to Section 6.2 of Site Lease and Sublease. Sales, grants of leases or easements and conveyances of portions of the Facility Site, rights of way, easements or leasehold interest made by the Facility Lessee in accordance with Section 6.2 of the Site Lease and Sublease and any Released Property sold, leased or otherwise conveyed pursuant to the Ground Lessor's Release Rights shall automatically, without further act of any Person, be released from this Lease Indenture.


                           CONEMAUGH LEASE INDENTURE

         Section 9.3. Appointment of the Lease Indenture Trustee as Attorney; Further Assurances. The Owner Lessor hereby constitutes the Lease Indenture Trustee the true and lawful attorney of the Owner Lessor irrevocably with full power as long as this Lease Indenture is in effect (in the name of the Owner Lessor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Assigned Documents (except to the extent that such moneys and claims constitute Excluded Property), to endorse any checks or other instruments or orders in connection therewith, to make all such demands and to give all such notices as are permitted by the terms of the Facility Lease to be made or given by the Owner Lessor upon the occurrence and continuance of a Lease Event of Default, to enforce compliance by the Facility Lessee with all terms and provisions of the Facility Lease (except as otherwise provided in Sections
4.3 and 5.6 hereof), and to file any claims or take any action or institute any proceedings which the Lease Indenture Trustee may request in the premises.

         Section 9.4. Indenture for Benefit of Certain Persons Only. Nothing in this Lease Indenture, whether express or implied, shall be construed to give to any Person other than the parties hereto, the Owner Participant, the Facility Lessee (with respect to Sections 4.13 and 8.1 hereof) and the Noteholders (and any successor or assign of any thereof) any legal or equitable right, remedy or claim under or in respect of this Lease Indenture, and this Lease Indenture shall be for the sole and exclusive benefit of the parties hereto, the Owner Participant, the Facility Lessee (as provided in Sections 4.13 and 8.1 hereof) and the Noteholders.

         Section 9.5. Notices; Furnishing Documents, etc. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service or (b) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause (a) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party:

                  If to the Owner Lessor:

                  Conemaugh Lessor Genco LLC
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-0001

                  Telephone No.  (302) 651-1000
                  Facsimile No.  (302) 651-8882
                  Attention: Corporate Trust Administration


                           CONEMAUGH LEASE INDENTURE
                  with a copy to the Owner Participant:

                  PSEGR Conemaugh Generation, LLC
                  c/o PSEG Resources Inc.
                  80 Park Plaza, Suite T-22
                  Newark, NJ  07101

                  Telephone No.:  (973) 456-3560
                  Facsimile No.:  (973) 456-3569
                  Attention: President


                  If to the Lease Indenture Trustee:

                  Bankers Trust Company
                  4 Albany Street
                  New York, NY  10006

                  Telephone No.: (212) 250-1612
                  Facsimile No.: (212) 669-0772
                  Attention: Marion Zinowski


                  If to the Facility Lessee:

                  Reliant Energy Mid-Atlantic Power Holdings, LLC
                  1111 Louisiana Street
                  Houston, Texas 77002

                  Telephone No.: 713-207-3351
                  Facsimile No.: 713-207-9916
                  Attention: Treasurer

         Section 9.6. Severability. Any provision of this Lease Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 9.7. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Lease Indenture is executed and delivered by the Trust Company, not individually or personally but solely as the Lessor Manager under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company, but is made and intended for the purpose for binding only the Owner Lessor, (c)


                           CONEMAUGH LEASE INDENTURE
nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Lease Indenture.

         Section 9.8. Written Changes Only. Subject to Sections 8.1 and 8.2 hereof, no term or provision of this Lease Indenture or any Note may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

         Section 9.9. Counterparts. This Lease Indenture may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         Section 9.10. Successors and Permitted Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns and each Noteholder. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successor and assigns thereof.

         Section 9.11. Headings and Table of Contents. The headings of the sections of this Lease Indenture and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         Section 9.12. Governing Law. This Lease Indenture and the Notes shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions thereof, other than New York General Obligation Law Section 5-1401), except to the extent the laws of the Commonwealth of Pennsylvania are mandatorily applicable under the laws of the Commonwealth of Pennsylvania.

         Section 9.13. Withholding Taxes: Information Reporting. The Lease Indenture Trustee shall exclude and withhold from each distribution of principal, premium, if any, and interest and other amounts due hereunder or under the Notes any and all withholding taxes applicable thereto as required by law. The Lease Indenture Trustee agrees (i) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Noteholders, (ii) that it will file any necessary withholding tax returns or statements when due, and
(iii) that, as promptly as possible after the payment thereof, it will deliver to each Noteholder appropriate documentation showing the payment thereof, together with such additional


                           CONEMAUGH LEASE INDENTURE
documentary evidence as such Noteholders may reasonably request from time to time. The Lease Indenture Trustee agrees to file any other information as it may be required to file under United States law.


                  (Remainder of Page Intentionally Left Blank)



                           CONEMAUGH LEASE INDENTURE

         IN WITNESS WHEREOF, the parties have caused this Lease Indenture to be duly executed on the day and year first above written.


                                 CONEMAUGH LESSOR GENCO LLC,

                                 By: WILMINGTON TRUST COMPANY,
                                     not in its individual capacity but solely
                                     as the Lessor Manager under the LLC
                                     Agreement


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                 BANKERS TRUST COMPANY,
                                 as Lease Indenture Trustee,


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:



* This Lease Indenture is a mortgage and is given as security for a debt. Accordingly, this Lease Indenture is exempt from Realty Transfer Taxes. See, e.g., 72 P.S. Section 8101-C (definitions); 61 Pa. Code Section Section 91.101 (definitions), 91.112(c) (statement of value not required for a mortgage), 91.193(b) (23) (financing transactions are exempt).



          Acknowledgement Page to Conemaugh Lease Indenture of Trust,
                        Mortgage and Security Agreement

                            CERTIFICATE OF RESIDENCE


         Bankers Trust Company, mortgagee and trustee within named, hereby certifies that its precise name and address are Bankers Trust Company, 4 Albany Street, New York, New York 10006.





                                         BANKERS TRUST COMPANY


                                         By
                                           -------------------------------------


      Conemaugh Lease Indenture of Trust, Mortgage and Security Agreement

STATE OF TEXAS             )
                           )  SS
COUNTY OF HARRIS           )


         On this, the _____ day of ________________, 2000, before me the undersigned, a Notary Public in and for the said County and State, personally appeared _______________________, who acknowledged himself to be ___________________ of WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, not in its individual capacity but solely as the Lessor Manager, a Delaware limited liability company under the LLC Agreement, and that he as __________________, being authorized to do so, executed the foregoing Lease Indenture of Trust, Mortgage and Security Agreement for the purposes therein contained by signing the name of Wilmington Trust Company, not in its individual capacity but solely as the Lessor Manager on behalf of Conemaugh Lessor Genco LLC by himself as _______________.

         I Further Certify that I am not a director or official of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       -----------------------------------------
                                                    Notary Public



          Acknowledgement Page to Conemaugh Lease Indenture of Trust,
                        Mortgage and Security Agreement

STATE OF TEXAS           )
                         )  SS
COUNTY OF HARRIS         )

         On this, the _____ day of ________________, 2000, before me the undersigned, a Notary Public in and for the said County and State, personally appeared _______________________, who acknowledged himself to be ___________________ of BANKERS TRUST COMPANY, a New York state banking corporation, and that he as __________________, being authorized to do so, executed the foregoing Lease Indenture of Trust, Mortgage and Security Agreement for the purposes therein contained by signing the name of the corporation by himself as _____________.

         I FURTHER CERTIFY that I am not a director or official of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                       -----------------------------------------
                                                    Notary Public



          Acknowledgement Page to Conemaugh Lease Indenture of Trust,
                        Mortgage and Security Agreement

                                                                       EXHIBIT A
                                                                              TO
                                                                 LEASE INDENTURE


CONEMAUGH



                        DESCRIPTION OF THE FACILITY SITE



                  ALL those certain pieces, parcels and lots of land situate in East Wheatfield and West Wheatfield Townships, Indiana County, Commonwealth of Pennsylvania and described in accordance with a survey prepared by Rettew Associates, Inc. dated 5/29/99, as revised, drawing number 983468-05 and being more particularly bounded and described as follows to wit:


TRACT 1:


                  BEGINNING at a point on the westerly line of the Conemaugh River at a corner of lands now or formerly of Pennsylvania Electric Co. (Seward Station) said point being S 31(degrees)12'16" E a distance of 36.42 feet from a rebar (set); thence following the line of the river downstream the following fifty two (52) courses:

         1.       S 70(degrees)02'14" W a distance of 265.00 feet to a point;

         2.       S 57(degrees)10'04" W a distance of 145.00 feet to a point;

         3.       S 43(degrees)43'50" W a distance of 295.00 feet to a point;

         4.       S 22(degrees)58'35" W a distance of 85.00 feet to a point;

         5.       S 35(degrees)40'12" W a distance of 210.00 feet to a point;

         6.       S 47(degrees)58'50" W a distance of 160.00 feet to a point;

         7.       S 38(degrees)23'49" W a distance of 110.00 feet to a point;

         8.       S 48(degrees)41'21" W a distance of 122.00 feet to a point;

         9.       S 41(degrees)24'08" W a distance of 143.00 feet to a point;

         10.      S 52(degrees)49'29" W a distance of 165.00 feet to a point;

         11.      S 39(degrees)00'01" W a distance of 172.00 feet to a point;

         12.      S 28(degrees)57'43" W a distance of 115.00 feet to a point;

         13.      S 36(degrees)44'41" W a distance of 290.00 feet to a point;

         14.      S 41(degrees)28'11" W a distance of 235.00 feet to a point;

         15.      S 34(degrees)17'33" W a distance of 230.00 feet to a point;

         16.      S 34(degrees)22'18" W a distance of 295.00 feet to a point;

         17.      S 23(degrees)40'28" W a distance of 225.00 feet to a point;

         18.      S 11(degrees)37'34" W a distance of 260.00 feet to a point;

         19.      S 17(degrees)32'30" W a distance of 465.00 feet to a point;

         20.      S 12(degrees)18'01" W a distance of 312.00 feet to a point;

         21.      S 29(degrees)45'48" W a distance of 145.00 feet to a point;

         22.      S 48(degrees)00'29" W a distance of 190.00 feet to a point;

         23.      S 64(degrees)26'53" W a distance of 260.00 feet to a point;

         24.      S 68(degrees)32'25" W a distance of 258.00 feet to a point;

         25.      S 76(degrees)52'53" W a distance of 215.00 feet to a point;

         26.      S 82(degrees)35'50" W a distance of 400.00 feet to a point;

         27.      S 87(degrees)19'48" W a distance of 140.00 feet to a point;

         28.      N 79(degrees)06'32" W a distance of 180.00 feet to a point;

         29.      N 67(degrees)27'01" W a distance of 595.00 feet to a point;

         30.      N 44(degrees)58'15" W a distance of 240.00 feet to a point;

         31.      N 75(degrees)36'27" W a distance of 550.00 feet to a point;

         32.      N 68(degrees)36'53" W a distance of 185.00 feet to a point;

         33.      N 75(degrees)00'21" W a distance of 120.00 feet to a point;

         34.      N 56(degrees)15'01" W a distance of 185.00 feet to a point;

         35.      N 32(degrees)28'46" W a distance of 309.00 feet to a point;

         36.      N 21(degrees)38'28" W a distance of 455.00 feet to a point;

         37.      N 10(degrees)03'10" W a distance of 152.00 feet to a point;

         38.      N 20(degrees)42'19" W a distance of 150.00 feet to a point;

         39.     N 32degrees 13'53" W a distance of 303.70 feet to a point;

         40.     N 37degrees 23'43" W a distance of 396.17 feet to a point;

         41.     N 29degrees 48'32" W a distance of 242.00 feet to a point;

         42.     N 39degrees 50'57" W a distance of 215.00 feet to a point;

         43.     N 51degrees 51'45" W a distance of 583.99 feet to a point;

         44.     N 40degrees 36'47" W a distance of 210.00 feet to a point;

         45.     N 56degrees 11'05" W a distance of 205.00 feet to a point;

         46.     N 56degrees 01'50" W a distance of 637.10 feet to a point;

         47.     N 69degrees 17'36" W a distance of 370.00 feet to a point;

         48.     N 75degrees 14'50" W a distance of 371.00 feet to a point;

         49.     N 83degrees 20'21" W a distance of 325.00 feet to a point;

         50.     S 84degrees 52'26" W a distance of 214.00 feet to a point;

         51.     S 43degrees 17'20" W a distance of 250.00 feet to a point;

         52. S 69degrees 59'35" W a distance of 140.00 feet to a point at a corner of lands now or formerly The Florence Mining Company;

thence along said lands the following two (2) courses:

         1.      N 34degrees 25'27" E a distance of 382.32 feet to a rebar
                 (set);

         2. N 31degrees 52'58" E a distance of 142.58 feet to an existing concrete monument at a corner of lands now or formerly Consolidated Rail Corporation;

thence along said lands the following eighteen (18) courses:

         1. Along a line curving to the right and having a radius of 1,777.00 feet, an arc length of 707.42 feet and a chord bearing of N 88degrees 32'12" E a distance of 702.76 feet to a point;

         2.      S 80degrees 03'32" E a distance of 1,212.77 feet to a rebar
                 (set);

         3.      N 09degrees 56'28" E a distance of 27.00 feet to a rebar (set);

         4.      S 80degrees 03'32" E a distance of 1,696.38 feet to a point;

         5.      N 09degrees 43'31" E a distance of 13.55 feet to a point;

         6.       S 80(degrees)10'20" E a distance of 3,445.01 feet to a point;

         7. Along a line curving to the left and having a radius of 1,424.87 feet, an arc length of 1,763.91 feet and a chord bearing of N 64(degrees)21'48" E a distance of 1,653.41 feet to a point;

         8. Along a line curving to the left and having a radius of 1,910.04 feet, an arc length of 133.35 feet and a chord bearing of N 26(degrees)53'56" E a distance of 133.32 feet to a point;

         9.       N 24(degrees)53'55" E a distance of 616.60 feet to a point;

         10. Along a line curving to the right and having a radius of 2,467.46 feet, an arc length of 1,390.95 feet and a chord bearing of N 41(degrees)02'53" E a distance of 1,372.61 feet to a point;

         11. Along a line curving to the right and having a radius of 1,832.37 feet, an arc length of 582.68 feet and a chord bearing of N 66(degrees)21'07" E a distance of 580.23 feet to a point;

         12. Along a line curving to the right and having a radius of 2,546.70 feet, an arc length of 224.75 feet and a chord bearing of N 77(degrees)59'24" E a distance of 224.68 feet to a point;

         13.      N 80(degrees)31'06" E a distance of 614.19 feet to a point;

         14.      N 80(degrees)31'06" E a distance of 37.12 feet to a point;

         15. Along a line curving to the left and having a radius of 1,474.21 feet, an arc length of 469.57 feet and a chord bearing of N 71(degrees)23'36" E a distance of 467.59 feet to a point;

         16.      N 62(degrees)16'06" E a distance of 473.35 feet to a point;

         17. Along a line curving to the left and having a radius of 2,033.68 feet, an arc length of 523.48 feet and a chord bearing of N 54(degrees)53'39" E a distance of 522.04 feet to a point;

         18. S 42(degrees)28'48" E a distance of 30.42 feet to a point at a corner of lands now or formerly Pennsylvania Electric Co. (Seward Station);

thence along said lands the following fifteen (15) courses:

         1. Along a line curving to the right and having a radius of 1,943.00 feet, an arc length of 58.15 feet and a chord bearing of S 47(degrees)53'06" W a distance of 58.15 feet to a point;

         2.       S 31(degrees)47'05" E a distance of 22.00 feet to a point;

         3.       S 58(degrees)12'55" W a distance of 105.00 feet to a point;

         4.       S 60(degrees)14'58" W a distance of 534.87 feet to a point;

         5.       S 67(degrees)20'45" W a distance of 236.48 feet to a point;

         6. S 45(degrees)53'21" E a distance of 29.70 feet to an existing concrete monument;

         7.       S 64(degrees)33'40" W a distance of 274.00 feet to a point;

         8.       S 68(degrees)02'11" W a distance of 91.40 feet to a point;

         9.       S 76(degrees)03'18" W a distance of 267.84 feet to a point;

         10.      S 82(degrees)02'59" W a distance of 403.57 feet to a rebar
                  (set);

         11.      S 19(degrees)17'12" W a distance of 37.60 feet to a point;

         12.      S 74(degrees)47'14" W a distance of 503.87 feet to a point;

         13. Along a line curving to the left and having a radius of 1,390.12 feet, an arc length of 425.90 feet and a chord bearing of S 66(degrees)00'37" W a distance of 424.24 feet to a point;

         14. Along a line curving to the left and having a radius of 2,441.46 feet, an arc length of 1,193.58 feet and a chord bearing of S 43(degrees)13'40" W a distance of 1,181.73 feet to an existing concrete monument;

         15. S 31(degrees)12'16" E a distance of 741.23 feet to a point, the place of BEGINNING.

         Containing 367.231 acres.

TRACT 2:


         BEGINNING at a rebar (set) on the northern right-of-way line of S.R. 2008 (Power Plant Road) at a point on line of lands now or formerly Pennsylvania Electric Company "Seward Station"; thence along said right-of-way line the following twenty-four (24) courses:


         1.       S 79degrees 54'23" W a distance of 128.00 feet to a point;

         2.       S 74degrees 11'45" W a distance of 150.75 feet to a point;

         3.       S 79degrees 54'23" W a distance of 38.79 feet to a point;

         4. Along a line curving to the left and having a radius of 779.30 feet, an arc length of 201.81 feet and a chord bearing of S 72degrees 29'15" W a distance of 201.25 feet to a point;

         5.       S 66degrees 14'27" W a distance of 73.90 feet to a point;

         6.       N 80degrees 50'10" W a distance of 68.68 feet to a point;

         7.       S 57degrees 44'33" W a distance of 150.00 feet to a point;

         8.       S 52degrees 47'12" W a distance of 306.16 feet to a point;

         9.       S 45degrees 26'44" W a distance of 206.14 feet to a point;

         10.      S 44degrees 27'14" W a distance of 102.19 feet to a point;

         11.      S 41degrees 56'52" W a distance of 101.97 feet to a point;

         12.      S 41degrees 00'28" W a distance of 203.43 feet to a point;

         13.      S 35degrees 38'58" W a distance of 404.77 feet to a point;

         14.      S 28degrees 25'49" W a distance of 204.86 feet to a point;

         15.      S 21degrees 49'48" W a distance of 100.12 feet to a point;

         16.      S 24degrees 41'33" W a distance of 497.09 feet to a point;

         17. Along a line curving to the right and having a radius of 1,357.46 feet, an arc length of 294.24 feet and a chord bearing of S 30degrees 54'08" W a distance of 293.67 feet to a point;

         18.      S 36degrees 13'19" W a distance of 97.42 feet to a point;

         19. Along a line curving to the right and having a radius of 1,362.46 feet, an arc length of 1,169.95 feet and a chord bearing of S 65degrees 48'43" W a distance of 1,134.33 feet to a point;

         20.     N 84degrees 35'53" W a distance of 97.42 feet to a point;

         21.     N 82degrees 53'45" W a distance of 34.42 feet to a point;

         22.     S 04degrees 05'45" E a distance of 41.74 feet to a point;

         23. Along a line curving to the right and having a radius of 2,145.80 feet, an arc length of 98.30 feet and a chord bearing of N 82degrees 19'08" W a distance of 98.30 feet to a point;

         24. N 80degrees 18'12" W a distance of 1,552.76 feet to a point at a corner of lands now or formerly The Florence Mining Company;

thence along said lands the following seven (7) courses:

         1.      N 05degrees 11'29" E a distance of 990.88 feet to a point;

         2. N 29degrees 18'57" W a distance of 577.43 feet to a point, said point being N 72degrees 37'28" E a distance of 150.00 feet from a rebar (set);

         3. S 72degrees 37'28" W a distance of 931.07 feet to an existing bolt;

         4.      S 43degrees 50'27" E a distance of 339.71 feet to a rebar
                 (set);

         5.      S 85degrees 25'06" W a distance of 1,202.23 feet to a rebar
                 (set);

         6.      N 79degrees 47'42" W a distance of 1,058.49 feet to a rebar
                 (set);

         7. S 67degrees 04'59" W a distance of 113.85 feet to a point in the center of S.R. 2008, said point being S 67degrees 04'59" W a distance of 30.62 feet from a rebar (set);

thence in and along the center of S.R. 2008 and The Florence Mining Company the following nine (9) courses:

         1.      N 51degrees 36'25" W a distance of 107.45 feet to a point;

         2.      N 56degrees 47'44" W a distance of 163.89 feet to a point;

         3.      N 63degrees 12'29" W a distance of 125.67 feet to a point;

         4.      N 68degrees 16'20" W a distance of 99.16 feet to a point;

         5.      N 74degrees 45'31" W a distance of 120.33 feet to a point;

         6.      N 83degrees 26'07" W a distance of 187.30 feet to a point;

         7.      N 89degrees 34'28" W a distance of 378.02 feet to a point;

         8.      S 83degrees 30'38" W a distance of 200.21 feet to a point;

         9.       S 78degrees 52'08" W a distance of 624.77 feet to a P.K. nail
                  (set);

thence continuing along said lands of The Florence Mining Company S 31degrees 46'54" W a distance of 331.32 feet to a rebar (set) along the south side of S.R. 2008 at a corner of other lands of The Florence Mining Company; thence along same and crossing S.R. 2008 the following five (5) courses:


         1.       N 24degrees 05'36" W a distance of 427.77 feet to a rebar
                  (set);

         2.       N 21degrees 29'30" W a distance of 375.00 feet to a rebar
                  (set);

         3. N 34degrees 54'59" W a distance of 299.05 feet to an existing concrete monument;

         4.       N 39degrees 07'02" W a distance of 763.37 feet to a P.K. nail
                  (set) in the center of S.R. 2011 (Mulligan Hill Road);

         5.       N 61degrees 30'29" W a distance of 163.42 feet to a P.K. nail
                  (set) in the center of S.R. 2011 at a corner of lands now or formerly Wenturine Brother's Lumber, Inc., said P.K. nail being offset S 20degrees 43'00" W a distance of 27.77 feet from an existing concrete monument;

thence along said lands of Wenturine Brother's Lumber, Inc. the following four
(4) courses:

         1. N 20degrees 43'00" E a distance of 959.95 feet to an existing concrete monument;

         2. N 62degrees 51'22" W a distance of 359.09 feet to an existing concrete monument;

         3.       N 62degrees 51'22" W a distance of 231.00 feet to a rebar
                  (set);

         4. S 87degrees 33'44" W a distance of 1,063.94 feet to a fence post at a corner of lands now or formerly Janet M. Clawson;

thence along said lands N 25degrees 55'54" W a distance of 956.51 feet to a rebar (set) in stones; thence continuing along same N 67degrees 44'57" W a distance of 226.00 feet to a fence post at a corner of lands now or formerly H. Bert Hood, Jr.; thence along said lands of Hood N 27degrees 30'15" E a distance of 1,834.31 feet to a rebar (set) at a corner of lands now or formerly April Shaw; thence along said lands the following three (3) courses:

         1.       S 65degrees 45'42" E a distance of 412.30 feet to a rebar
                  (set);

         2. N 51degrees 11'18" E a distance of 1,622.20 feet to a fence post;

         3. N 44degrees 53'42" W a distance of 579.36 feet to a fence post at a corner of lands now or formerly Benjamin E. & Rose C. Scanga;

thence along said lands of Scanga N 54degrees 33'52" E a distance of 1,492.92 feet to an existing concrete monument at a corner of lands now or formerly Tessie Boring; thence along lands of Boring the following five (5) courses:

         1. N 54degrees 33'52" E a distance of 911.02 feet to an existing concrete monument;

         2. S 32degrees 25'24" E a distance of 24.21 feet to an existing concrete monument;

         3. N 57degrees 32'33" E a distance of 417.67 feet to an existing concrete monument;

         4. N 12degrees 32'56" W a distance of 1,720.69 feet to an existing iron pin, said line passing through three existing iron pins a distance of 529.68 feet, 821.80 feet and 1,669.33 feet respectively away from aforementioned concrete monument at the end of course 3.

         5. N 13degrees 11'14" W a distance of 260.45 feet to a stone pile at a corner of lands now or formerly Fred B. McFeely;


thence along said lands of McFeely the following three (3) courses:


         1.       N 12degrees 55'44" W a distance of 346.99 feet to a rebar
                  (set);

         2. N 66degrees 33'59" E a distance of 1,609.61 feet to a stone pile;

         3. N 09degrees 48'27" W a distance of 1,622.29 feet to a stone pile at a corner of lands now or formerly Robert F. & Shirley Robson;

thence along said lands of Robson S 58degrees 26'57" E a distance of 1,626.38 feet to a P.K. nail (set) in the center of T-840 (Clay Pike Road) at a corner of lands now or formerly the County of Indiana; thence in and along the center of T-840 and said lands of the County of Indiana S 32degrees 44'08" W a distance of
984.94 feet to a P.K. nail (set); thence continuing along lands of the same the following four (4) courses:

         1.       S 51degrees 36'30" E a distance of 2,329.53 feet to a rebar
                  (set);

         2.       N 57degrees 26'56" E a distance of 347.53 feet to a rebar
                  (set);

         3.       S 55degrees 25'35" E a distance of 92.26 feet to a rebar
                  (set);

         4. N 35degrees 07'09" E a distance of 175.46 feet to an existing axle at a corner of lands now or formerly Duffola Revocable Trust;

thence along said lands S 71degrees 57'20" E a distance of 1,584.97 feet to a rebar (set) at a corner of lands now or formerly Doris Miller; thence along said lands of Miller S 07 05'33" E a distance of 581.20 feet to an existing rebar at a corner of lands now or formerly Raymond Jeffrey Hedges; thence along said lands of Hedges the following two (2) courses:

         1. S 08degrees 17'11" E a distance of 1,427.05 feet to an existing iron pin;

         2. S 64degrees 12'52" E a distance of 2,238.50 feet to a point on line of lands now or formerly Raymond L. Cooper, said point being S 64degrees 12'52" E a distance of 40.60 feet from an existing iron pin;

thence along said lands of Cooper the following two (2) courses:

         1. S 10degrees 13'36" W a distance of 1,115.95 feet to an existing iron pipe;

         2. S 40degrees 55'15" E a distance of 158.42 feet to an existing iron pipe at a corner of lands now or formerly John W. & Patricia A. Shaffer;

thence along said lands of Shaffer S 22degrees 45'36" W a distance of 158.23 feet to an existing concrete monument; thence continuing along same and lands now or formerly Harold E. & Emily M. McKinney S 08degrees 27'47" W a distance of
532.46 feet to an existing concrete monument; thence along said lands of McKinney and lands now or formerly Robert J. Ambrose S 26degrees 23'51" E a distance of 769.72 feet to a rebar (set) at a corner of lands now or formerly Peter & Carolyn Buchkowski; thence along said lands of Buchkowski the following three (3) courses:

         1.       S 85degrees 07'29" W a distance of 92.39 feet to a rebar
                  (set);

         2. S 25degrees 02'25" E a distance of 592.19 feet to an existing iron pin;

         3.       N 81degrees 58'55" E a distance of 105.35 feet to a rebar
                  (set);

thence continuing along said lands of Buchkowski and lands now or formerly William B. Schnavely and lands now or formerly Charles A. Wertheimer S26degrees 23'51" E a distance of 138.22 feet to an existing concrete monument; thence continuing along said lands of Wertheimer and lands now or formerly Richard James McCachren S 26degrees 23'51" E a distance of 619.77 feet to an existing concrete monument; thence continuing along lands of McCachren and lands of Pennsylvania Electric Company "Seward Station" S 26degrees 23'51" E a distance of 1,178.35 feet to a rebar (set), the place of BEGINNING.

         Containing 2,515.169 Acres.

EXCEPTING THE FOLLOWING TWO TRACTS OF LAND:

ONE:

         That tract of land as conveyed to Lavina G. Ritenour as recorded in Deed Book 474, page 261 and described as follows to wit:

         BEGINNING at a railroad spike (set) in the center of T-840 (Clay Pike
Road) within lands now or formerly Atlantic City Electric Co. Et al; thence in and along the center of T-840 the following three (3) courses:

         1.       S 06degrees 41'27" W a distance of 105.05 feet to a point;

         2.       S 19degrees 01'32" W a distance of 57.00 feet to a point;

         3. S 29degrees 29'32" W a distance of 138.00 feet to a railroad spike (set);

thence along lands now or formerly Atlantic City Electric Co. Et al the following three (3) courses:

         1.       N 68degrees 56'06" W a distance of 216.50 feet to a rebar
                  (set);

         2.       N 19degrees 48'54" E a distance of 316.00 feet to a rebar
                  (set);

         3. S 63degrees 27'06" E a distance of 216.50 feet to a railroad spike (set), the place of BEGINNING.

         Containing 1.609 Acres.

TWO:

         That tract of land as conveyed to Barry P. Poglein as recorded in Deed Book 663, page 755 and described as follows to wit:

         BEGINNING at an existing concrete monument within lands now or formerly Atlantic City Electric Co. Et al; thence along said lands the following five (5) courses:

         1.       S 20degrees 45'47" E a distance of 455.30 feet to a point;

         2. S 06degrees 05'25" W a distance of 880.00 feet to an existing concrete monument;

         3. N 83degrees 47'14" W a distance of 404.89 feet to a an existing concrete monument;

         4. N 06degrees 02'23" E a distance of 1,311.02 feet to an existing concrete monument;

         5. S 76degrees 36'27" E a distance of 202.02 feet to an existing concrete monument, the place of BEGINNING.

         Containing 11.068 Acres.

                                                                       EXHIBIT B
                                                                              TO
                                                                 LEASE INDENTURE


                              FACILITY DESCRIPTION


The Facility consists of the following: (i) all of the Described Property (as defined below), (ii) to the extent not included in (i) above, all improvements presently located on the land described in Exhibit A attached hereto, save and except any thereof that are Excluded Property (as defined below), (iii) to the extent not included in (i) or (ii) above, any and all other tangible property owned by Seller and presently located on the land described in Exhibit A attached hereto, save and except any thereof that is Excluded Property. The "Described Property" means the following: two coal-fired units and all components thereof, four diesel generators and all components thereof, two backup diesel generators, two aboveground fuel oil storage tanks, three underground fuel storage tanks and associated support facilities, the generators described on Schedule 1 hereto, the boilers described on Schedule 1 hereto, the turbines described on Schedule 1 hereto; buildings, fences and other structures and improvements; boiler plant equipment; accessory and miscellaneous electric equipment; fuel holders, producers and accessories. The "Excluded Property" means the following: all furniture and office equipment, including, but not limited to, audio/visual/photo/training equipment, data processing equipment, bookcases, chairs, daybeds or couches, files, tables, TV/video recorders/players, desks, embossing presses and tapewriters, shelving, cabinets, projector and screen, TV monitors/receivers, calculators, bulletin boards, conference tables, camcorders, drawing racks, slide projectors, wipe/erase boards, blueprint machines, cameras, fuel inventory, movable partitions, stools, tackboard/chalkboard/bulletin boards, and work station modular attachments; tools and small equipment, including, but not limited to, vacuum cleaner/sweeper equipment, telephone system, cranes, hoists and derricks, laboratory equipment, permanently installed machine shop equipment, machine shop portable/hand tools, air piping, valves, air compressors, pumps, radio and microwave equipment, atmospheric/weather equipment, air conditioning/heating equipment, kitchen equipment, portable gas/oil supply tanks, time code generators, miscellaneous power plant equipment, air compressors, respirators, samplers, welding or burning equipment, portable gas or oil storage tanks, microscopes, battery chargers and testers, refrigerators, freezers, wrenches, communications equipment, mobile radio transmitters/receivers, sound equipment, stoves or heaters, calibrators, voltmeters, extinguishers, tanks, ladders, gauges, public address/paging system, and washing machines.

                                   Schedule 1



                                Conemaugh Station



The station contains unit-specific and common equipment, systems and auxiliaries used to operate the electric generating units. A listing of the Major Equipment specific to each unit is provided in the following table.




BOILER                                       UNIT 1                                       UNIT 2
-------------------------- -------------------------------------------- --------------------------------------------
Manufacturer                         Combustion Engineering                       Combustion Engineering

Type                              Once through - super critical                Once through - super critical

Furnace                     Divided: Tangential fired: balanced draft    Divided: Tangential fired: balanced draft

Guns                                       8 - Oil/Gas                                  8 - Oil/Gas



                                                                 Unit 1                                       Unit 2
Generators

         Manufacturer                                       General Electric                             General Electric

         Rating (KVA)                                          HP 545,000                                   HP 545,000


                                                               LP 495,000                                   LP 495,000

Main Transformers:

         Manufacturer                                         Westinghouse                                 Westinghouse

         Rating (MVA)                                        3 Single-Phase                               3 Single-Phase


                                                              @ 347.2 each                                  @347.2 each

         Tag Number                                            1A, 1B, 1C                                   2A, 2B, 2C

                                                                 Unit 1                                       Unit 2
         Switch Yard                                           North Wall                                   North Wall

         Breaker Control (C.R.)                       Station CR/Station Operation                 Station CR/Station Operation

Station Service Transformers:

         Manufacturer                                       General Electric                             General Electric

         Rating (MVA)                                         3 Three-Phase                                3 Three-Phase

         Tag Number                                            1A Unit Aux                                  2A Unit Aux

                                                               1B Unit Aux                                  2B Unit Aux

                                                               1C Unit Aux                                  2C Unit Aux


Station Service Transformers:

         Manufacturer                                           RTE/ASEA                                     RTE/ASEA

         Rating (MVA)                                             44.8                                         44.8

         Tag Number                                            1D Unit Aux                                  2D Unit Aux

FGDS Service Transformers:

         Manufacturer                                              ABB                                          ABB

         Rating (MVA)                                             22.4                                         22.4

         Tag Number                                             UAT - 1FG                                    UAT - 2FG

Reserve Transformers:

         Manufacturer                                       General Electric                                 RET/ASEA

         Tag Number                                               22.4                                         22.4

         Rating (MVA)                                          #1 Start Up                                  #2 Start Up

FGDS Reserve Transformers:

         Manufacturer                                              ABB                                          ABB

         Tag Number                                               22.4                                         22.4

                                                                 Unit 1                                       Unit 2
         Rating (MVA)                                           SUT - 1FG                                    SUT - 2FG

Controls:

Combustion                                                 Honeywell TDC 3000                           Honeywell TDC 3000

Feedwater                                                  Honeywell TDC 3000                           Honeywell TDC 3000

Burner Management                                          Honeywell TDC 3000                           Honeywell TDC 3000

Turbine Control                                                 GE Mark I                                    GE Mark I

Data Acquisition:                                          Honeywell TDC 3000                           Honeywell TDC 3000

                                                                       EXHIBIT C
                                                                              TO
                                                                 LEASE INDENTURE



                        EXHIBIT C - FORM OF LEASE A NOTE

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
        SECURITIES ACT OF 1933 OR PURSUANT TO THE SECURITIES LAWS OF ANY
                       STATE AND MAY NOT BE TRANSFERRED,
           SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR SUCH
                             APPLICABLE STATE LAWS

                  NONRECOURSE PROMISSORY NOTE NO. [__], DUE IN
                     A SERIES OF INSTALLMENTS OF PRINCIPAL
                            WITH FINAL PAYMENT DATE
                               OF JULY 2, [____]

                                             Issued at: New York, New York

                                             Issued Date: [___________]

     CONEMAUGH LESSOR GENCO LLC (herein called the "Owner Lessor", which term includes any successor person under the Lease Indenture hereinafter referred
to), a Delaware limited liability company and wholly owned subsidiary of PSEGR Conemaugh Generation, LLC, a Delaware limited liability company (the "Owner Participant") organized pursuant to the Management and Operating Agreement for Conemaugh Lessor Genco LLC, dated as of August 17, 2000 between the Owner Participant and Wilmington Trust Company (the "Lessor Manager"), hereby promises to pay to Bankers Trust Company, in its capacity as trustee of the Reliant Energy Mid-Atlantic Power Holdings, LLC - Series A Pass Through Trust, or its registered assigns, the principal sum of [_________] DOLLARS (S[_______]), which is due and payable in a series of installments of principal with a final payment date of July 2, [____], as provided below, together with simple interest at the rate of [____]% per annum, on the principal remaining unpaid from time to time, provided, that in the event of a Registration Default, the interest rate per annum borne by this Note shall be increased by 0.50%, from and including the date of such Registration Default, to but excluding the date on which such Registration Default is cured.

     Interest on the outstanding principal amount under this Note shall be due and payable semiannually at the rate specified above, commencing on January 2, [____], and on each January 2nd and July 2nd thereafter until the principal of this Note is paid in full or made available for payment. Interest shall be calculated at the rate specified above, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be due and payable in installments on the payment dates and in the amounts set forth in Schedule 1 attached hereto in the column headed "Scheduled Principal Amount Payable" with respect to the date of such installment, provided, that the final installment of principal shall be equal to the then unpaid principal balance of this Note.

     Capitalized terms used in this Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Participation Agreement, dated as of August 24, 2000 (the "Participation Agreement"), among the Facility Lessee, the Owner Lessor, Wilmington Trust Company, in its individual capacity and as the Lessor Manager, the



                                                          Conemaugh Lease A Note

Owner Participant and Bankers Trust Company, in its individual capacity and as the Lease Indenture Trustee and as the Pass Through Trustee.

     Interest on any overdue principal and premium, if any, and (to the extent permitted by Applicable Law) any overdue interest shall be paid, on demand, from the due date thereof at the Overdue Rate for the period during which any such principal, premium or interest shall be overdue computed on the basis of a 360-day year of twelve 30-day months.

     In the event any date on which a payment is due under this Note is not a Business Day, then payment thereof shall be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

     Except as otherwise specifically provided in the Lease Indenture and in the Participation Agreement, all payments of principal, premium, if any, and interest to be made by the Owner Lessor hereunder and under the Lease Indenture shall be made only from the Indenture Estate, and the Owner Lessor and Lease Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Lease Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 of the Lease Indenture; and the Owner Participant shall not have any obligation for payments in respect of this Note or under the Lease Indenture. The holder hereof, by its acceptance of this Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof, as herein provided, and that, except as expressly provided in the Lease Indenture or the Participation Agreement, none of the Owner Participant, the Owner Lessor, the Equity Investor, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Lessor Manager, the Trust Company, the Lease Indenture Company or the Lease Indenture Trustee is or shall be personally liable to the holder hereof for any amounts payable under this Note or under the Lease Indenture, or for any performance to be rendered under the Lease Indenture or any Assigned Document or for any liability under the Lease Indenture or any Assigned Document.

     The principal of and premium, if any, and interest on this Note shall be paid by the Lease Indenture Trustee from amounts available in the Indenture Estate, without any presentment or surrender of this Note, except that, in the case of the final payment in respect of this Note, this Note shall be surrendered to the Registrar, by mailing a check for the amount then due and payable, in New York Clearing House funds, to the holder hereof, at the last address of the holder hereof appearing on the Note Register, or by whichever of the following methods specified by notice from the holder hereof to the Lease Indenture Trustee: (a) by crediting the amount to be distributed to the holder hereof to an account maintained by the holder hereof with the Lease Indenture Trustee, (b) by making such payment to the holder hereof in immediately available funds at the Lease Indenture Trustee Office, or (c) by transferring such amount in immediately available funds for the account of the holder hereof to the banking institution having bank wire transfer facilities as shall be specified by the holder hereof, such transfer to be subject to telephonic confirmation of payment. All payments due with respect to this Note shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be

                                                          Conemaugh Lease A Note
distributed by the Lease Indenture Trustee are actually received by the Lease Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day or (ii) on the next succeeding Business Day if received after such time or if received on any day other than a Business Day. Prior to due presentment for registration of transfer of this Note, the Owner Lessor and the Lease Indenture Trustee may deem and treat the Person in whose name this
Note is registered on the Note as the absolute owner and holder of this Note for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Owner Lessor nor the Lease Indenture Trustee shall be affected by any notice to the contrary. All payments made on this Note in accordance with the provisions of this paragraph shall be valid and effective to satisfy and discharge the liability on this Note to the extent of the sums so paid and neither the Lease Indenture Trustee nor the Owner Lessor shall have any liability in respect of such payment.

     The holder hereof, by its acceptance of this Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in
Section 2.7 of the Lease Indenture, which provides that each payment on the Note shall be applied as follows: first, to the payment of accrued and unpaid interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on this Note to but excluding the date of such payment; second, to the payment of the principal amount of, and premium, if any, on this Note then due (including any overdue installments of principal) thereunder; and third, to the extent permitted by Section 2.10 of the Lease Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on this Note.

     This Note is one of the Notes referred to in the Lease Indenture as a "Lease A Note" and is being issued simultaneously with the "Lease B Notes" and the "Lease C Notes." The Lease Indenture also permits the issuance of additional notes ("Additional Lessor Notes"), as provided in Section 2.12 of the Lease Indenture, and the several Notes may be for varying principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Lessor included in the Indenture Estate are pledged or mortgaged to Lease Indenture Trustee to the extent provided in the Lease Indenture as security for the payment of the principal of and premium, if any, and interest on this Note and all other Notes issued and outstanding from time to time under the Lease Indenture.

     Reference is hereby made to the Lease Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note and of the rights of, and the nature and extent of the security for, the holders of the other Notes and of certain rights of the Owner Lessor and the Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Lease Indenture, to all of which terms and conditions the holder hereof agrees by its acceptance of this Note.

     This Note is subject to redemption as contemplated by the Lease Indenture, as follows: (i) in whole but not in part, in the case of redemptions under the circumstances set forth in Section 2.10(a) of the Lease Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the

Redemption Date, but without any premium, (ii) in whole or in part, in the case of redemptions under the circumstances set forth in Section 2.10(d)(i) of the Lease Indenture at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any, and (iii) in whole but not in part, in the case of redemptions under the circumstances set forth in Section 2.10(d)(ii) of the Lease Indenture, at the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any; provided, however, that no such redemption shall be made until notice thereof is given by the Lease Indenture Trustee to the holder hereof as provided in the Lease Indenture.

     In circumstances set forth in Section 2.10(b) of the Lease Indenture, the obligations of the Owner Lessor under this Note may, subject to the conditions set forth in Section 2.10(b) of the Lease Indenture, be assumed in whole by the Facility Lessee in accordance with Section 2.10(b) of the Lease Indenture, in which case the Owner Lessor shall be released and discharged from all such obligations. In connection with such an assumption, the holder of this Note may be required to exchange this Note for a new Note evidencing such assumption.

     In circumstances set forth in Section 4.15 of the Lease Indenture, the Owner Participant or its Affiliates may assume this Note on the terms and conditions set forth in Section 8.7 of the Participation Agreement.

     If a Lease Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued by unpaid interest thereon may, subject to certain rights of the Owner Lessor and Owner Participant contained or referred to in the Lease Indenture, be declared or may become due and payable in the manner and with the effect provided in the Lease Indenture.

     There shall be maintained at the Lease Indenture Trustee Office the Note Register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Lease Indenture. The transfer of this Note is registrable, as provided in the Lease Indenture, upon surrender of this Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered holder hereof, together with the amount of any applicable transfer taxes.

     This Note shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Owner Lessor has caused this Note to be duly executed as of the date hereof.

                                        CONEMAUGH LESSOR GENCO LLC

                                        By: Wilmington Trust Company,
                                            not in its individual capacity,
                                            but solely as the Lessor Manager
                                            under the LLC Agreement


                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

     This is one of the Notes referred to in the within-mentioned Lease
Indenture.

                                       BANKERS TRUST COMPANY,
                                       not in its individual capacity but solely as the Lease Indenture Trustee


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                            FORM OF TRANSFER NOTICE

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s) assign(s) and transfer(s) unto


Insert Taxpayer Identification No.
----------------------------------

__________________________________

__________________________________
(Please print or typewrite name and address including zip code of assignee)

__________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.



Date: ____________________________    __________________________________________
                                      (Signature of Transferor)

                                      NOTE: The signature to this assignment
                                      must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The undersigned transferee by acceptance of this Note agrees to the provisions of the Participation Agreement applicable to Noteholders, and shall be deemed to have represented and warranted and covenanted to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Pass Through Trustee in the Participation Agreement. The undersigned transferee represents and warrants that (i) no part of the funds to be used by it for the purchase and holding of this Note (or any part thereof) constitutes assets of any Plan or that such purchase and holding will not constitute or result in a non-exempt prohibited transaction (as defined in Section 4975 of the Code and ERISA) and (ii) the transfer of this Note to the transferee will not violate the registration provisions of the Securities Act or require qualification of the Lease Indenture Trustee under the Trust Indenture Act of 1939.




Date: ____________________________    __________________________________________
                                      (Signature of Transferee)

                                   SCHEDULE 1
                                    TO NOTE

                       Schedule of Principal Amortization

               Scheduled
               Principal     Scheduled    Principal
                Amount       Interest      Amount       Interest
Payment Date    Payable       Payable       Paid          Paid
------------   ---------     ---------    ---------     ---------

















































                                     S-2-1

                                                                       EXHIBIT D
                                                                              TO
                                                                 LEASE INDENTURE



                        EXHIBIT D - FORM OF LEASE B NOTE

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
        SECURITIES ACT OF 1933 OR PURSUANT TO THE SECURITIES LAWS OF ANY
                       STATE AND MAY NOT BE TRANSFERRED,
           SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR SUCH
                             APPLICABLE STATE LAWS

                  NONRECOURSE PROMISSORY NOTE NO. [__], DUE IN
                     A SERIES OF INSTALLMENTS OF PRINCIPAL
                            WITH FINAL PAYMENT DATE
                               OF JULY 2, [____]

                                             Issued at: New York, New York

                                             Issued Date: [___________]

     CONEMAUGH LESSOR GENCO LLC (herein called the "Owner Lessor", which term includes any successor person under the Lease Indenture hereinafter referred
to), a Delaware limited liability company and wholly owned subsidiary of PSEGR Conemaugh Generation, LLC, a Delaware limited liability company (the "Owner Participant") organized pursuant to the Management and Operating Agreement for Conemaugh Lessor Genco LLC, dated as of August 17, 2000 between the Owner Participant and Wilmington Trust Company (the "Lessor Manager"), hereby promises to pay to Bankers Trust Company, in its capacity as trustee of the Reliant Energy Mid-Atlantic Power Holdings, LLC - Series B Pass Through Trust, or its registered assigns, the principal sum of [_________] DOLLARS ($[_______]), which is due and payable in a series of installments of principal with a final payment date of July 2, [____], as provided below, together with simple interest at the rate of [____]% per annum, on the principal remaining unpaid from time to time, provided, that in the event of a Registration Default, the interest rate per annum borne by this Note shall be increased by 0.50%, from and including the date of such Registration Default, to but excluding the date on which such Registration Default is cured.

     Interest on the outstanding principal amount under this Note shall be due and payable semiannually at the rate specified above, commencing on January 2, [____], and on each January 2nd and July 2nd thereafter until the principal of this Note is paid in full or made available for payment. Interest shall be calculated at the rate specified above, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be due and payable in installments on the payment dates and in the amounts set forth in Schedule 1 attached hereto in the column headed "Scheduled Principal Amount Payable" with respect to the date of such installment, provided, that the final installment of principal shall be equal to the then unpaid principal balance of this Note.

     Capitalized terms used in this Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Participation Agreement, dated as of August 24, 2000 (the "Participation Agreement"), among the Facility Lessee, the Owner Lessor, Wilmington Trust Company, in its individual capacity and as the Lessor Manager, the



                                                          Conemaugh Lease B Note

Owner Participant and Bankers Trust Company, in its individual capacity and as the Lease Indenture Trustee and as the Pass Through Trustee.

     Interest on any overdue principal and premium, if any, and (to the extent permitted by Applicable Law) any overdue interest shall be paid, on demand, from the due date thereof at the Overdue Rate for the period during which any such principal, premium or interest shall be overdue computed on the basis of a 360-day year of twelve 30-day months.

     In the event any date on which a payment is due under this Note is not a Business Day, then payment thereof shall be made on the next succeeding Business Day with the same force and effect as if made on the date which such payment was due.

     Except as otherwise specifically provided in the Lease Indenture and in the Participation Agreement, all payments of principal, premium, if any, and interest to be made by the Owner Lessor hereunder and under the Lease Indenture shall be made only from the Indenture Estate, and the Owner Lessor and Lease Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Lease Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 of the Lease Indenture; and the Owner Participant shall not have any obligation for payments in respect of this Note or under the Lease Indenture. The holder hereof, by its acceptance of this Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof, as herein provided, and that, expect as expressly provided in the Lease Indenture or the Participation Agreement, none of the Owner Participant, the Owner Lessor, the Equity Investor, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Lessor Manager, the Trust Company, the Lease Indenture Company or the Lease Indenture Trustee is or shall be personally liable to the holder hereof for any amounts payable under this Note or under the Lease Indenture, or for any performance to be rendered under the Lease Indenture or any Assigned Document or for any liability under the Lease Indenture or any Assigned Document.

     The principal of and premium, if any, and interest on this Note shall be paid by the Lease Indenture Trustee from amounts available in the Indenture Estate, without any presentment or surrender of this Note, except that, in the case of the final payment in respect of this Note, this Note shall be surrendered to the Registrar, by mailing a check for the amount then due and payable, in New York Clearing House funds, to the holder hereof, at the last address of the holder hereof appearing on the Note Register, or by whichever of the following methods specified by notice from the holder hereof to the Lease Indenture Trustee: (a) by crediting the amount to be distributed to the holder hereof to an account maintained by the holder hereof with the Lease Indenture Trustee, (b) by making such payment to the holder hereof in immediately available funds at the Lease Indenture Trustee Office, or (c) by transferring such amount in immediately available funds for the account of the holder hereof to the banking institution having bank wire transfer facilities as shall be specified by the holder hereof, such transfer to be subject to telephonic confirmation of payment. All payments due with respect to this Note shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be


                                                          Conemaugh Lease B Note
distributed by the Lease Indenture Trustee are actually received by the Lease Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day or (ii) on the next succeeding Business Day if received after such time or if received on any day other than a Business Day. Prior to due presentment for registration of transfer of this Note, the Owner Lessor and the Lease Indenture Trustee may deem and treat the Person in whose name this Note is registered on the Note as the absolute owner and holder of the Note and for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Owner Lessor nor the Lease Indenture Trustee shall be affected by any notice to the contrary. All payments made on this Note in accordance with the provisions of this paragraph shall be valid and effective to satisfy and discharge the liability on this Note to the extent of the sums so paid and neither the Lease Indenture Trustee nor the Owner Lessor shall have any liability in respect of such payment.

     The holder hereof, by its acceptance of this Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section
2.7 of the Lease Indenture, which provides that each payment on the Note shall be applied as follows: first, to the payment of accrued and unpaid interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on this Note to but excluding the date of such payment; second, to the payment of the principal amount of, and premium, if any, on this Note then due (including any overdue installments of principal) thereunder; and third, to the extent permitted by Section 2.10 of the Lease Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on this Note.

     This Note is one of the Notes referred to in the Lease Indenture as a "Lease B Note" and is being issued simultaneously with the "Lease A Notes" and the "Lease C Notes." The Lease Indenture also permits the issuance of additional notes ("Additional Lessor Notes"), as provided in Section 2.12 of the Lease Indenture, and the several Notes may be for varying principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Lessor included in the Indenture Estate are pledged or mortgaged to Lease Indenture Trustee to the extent provided in the Lease Indenture as security for the payment of the principal of and premium, if any, and interest on this Note and all other Notes issued and outstanding for time to time under the Lease Indenture.

     Reference is hereby made to the Lease Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note and of the rights of, and the nature and extent of the security for, the holders of the other Notes and of certain rights of the Owners Lessor and the Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Lease Indenture, to all of which terms and conditions the holder hereof agrees by its acceptance of the Note.

     This Note is subject to redemption as contemplated by the Lease Indenture, as follows: (i) in whole but not in part, in the case of redemptions under the circumstances set forth in Section 2.10(a) of the Lease Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the

Redemption Date, but without any premium, (ii) in whole or in part, in the case of redemptions under the circumstances set forth in Section 2.10(d)(i) of the Lease Indenture at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any, and (iii) in whole but not in part, in the case of redemptions under the circumstances set forth in Section 2.10(d)(ii) of the Lease Indenture, at the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any; provided, however, that no such redemption shall be made until notice thereof is given by the Lease Indenture Trustee to the holder hereof as provided in the Lease Indenture.

     In circumstances set forth in Section 2.10(b) of the Lease Indenture, the obligations of the Owner Lessor under this Note may, subject to the conditions set forth in Section 2.10(b) of the Lease Indenture, be assumed in whole by the Facility Lessee in accordance with Section 2.10(b) of the Lease Indenture, in which case the Owner Lessor shall be released and discharged from all such obligations. In connection with such an assumption, the holder of this Note may be required to exchange this Note for a new Note evidencing such assumption.

     In circumstances set forth in Section 4.15 of the Lease Indenture, the Owner Participant or its Affiliates may assume this Note on the terms and conditions set forth in Section 8.7 of the Participation Agreement.

     If a Lease Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest thereon may, subject to certain rights of the Owner Lessor and the Owner Participant contained or referred to in the Lease Indenture, be declared or may become due and payable in the manner and with the effect provided in the Lease Indenture.

     There shall be maintained at the Lease Indenture Trustee Office of the Note Register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Lease Indenture. The transfer of this Note is registrable, as provided in the Lease Indenture, upon surrender of this Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered holder hereof, together with the amount of any applicable transfer taxes.

     This Note shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Owner Lessor has caused this Note to be duly executed as of the date hereof.

                                        CONEMAUGH LESSOR GENCO LLC

                                        By: Wilmington Trust Company,
                                            not in its individual capacity,
                                            but solely as the Lessor Manager
                                            under the LLC Agreement


                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:

     This is one of the Notes referred to in the within-mentioned Lease
Indenture.




                                       BANKERS TRUST COMPANY,
                                       not in its individual capacity but solely as the Lease Indenture Trustee


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                            FORM OF TRANSFER NOTICE

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s) assign(s) and transfer(s) unto


Insert Taxpayer Identification No.
----------------------------------

__________________________________

__________________________________
(Please print or typewrite name and address including zip code of assignee)

__________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.



Date: ____________________________    __________________________________________
                                      (Signature of Transferor)

                                      NOTE: The signature to this assignment
                                      must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The undersigned transferee by acceptance of this Note agrees to the provisions of the Participation Agreement applicable to Noteholders, and shall be deemed to have represented and warranted and covenanted to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Pass Through Trustee in the Participation Agreement. The undersigned transferee represents and warrants that (i) no part of the funds to be used by it for the purchase and holding of this Note (or any part thereof) constitutes assets of any Plan or that such purchase and holding will not constitute or result in a non-exempt prohibited transaction (as defined in Section 4975 of the Code and ERISA) and (ii) the transfer of this Note to the transferee will not violate the registration provisions of the Securities Act or require qualification of the Lease Indenture Trustee under the Trust Indenture Act of 1939.




Date: ____________________________    __________________________________________
                                      (Signature of Transferee)

                                   SCHEDULE 1
                                    TO NOTE

                       Schedule of Principal Amortization

               Scheduled
               Principal     Scheduled    Principal
                Amount       Interest      Amount       Interest
Payment Date    Payable       Payable       Paid          Paid
------------   ---------     ---------    ---------     ---------

















































                                     S-2-1

                                                                       EXHIBIT E
                                                                              TO
                                                                 LEASE INDENTURE



                        EXHIBIT E - FORM OF LEASE C NOTE

                   THIS NOT HAS NOT BEEN REGISTERED UNDER THE
        SECURITIES ACT OF 1933 OR PURSUANT TO THE SECURITIES LAWS OF ANY
                       STATE AND MAY NOT BE TRANSFERRED,
           SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR SUCH
                             APPLICABLE STATE LAWS

                  NONRECOURSE PROMISSORY NOTE NO. [__], DUE IN
                     A SERIES OF INSTALLMENTS OF PRINCIPAL
                            WITH FINAL PAYMENT DATE
                               OF JULY 2, [____]

                                                   Issued at: New York, New York

                                              Issue Date: [____________________]

     CONEMAUGH LESSOR GENCO LLC (herein called the "Owner Lessor", which term includes any successor person under the Lease Indenture hereinafter referred to), a Delaware limited liability company and wholly owned subsidiary of PSEGR Conemaugh Generation, LLC, a Delaware limited liability company (the "Owner Participant") organized pursuant to the Management and Operating Agreement for Conemaugh Lessor Genco LLC, dated as of August 17, 2000 between the Owner Participant and Wilmington Trust Company (the "Lessor Manager"), hereby promises to pay to Bankers Trust Company, in its capacity as trustee of the Reliant Energy Mid-Atlantic Power Holdings, LLC - Series C Pass Through Trust, or its registered assigns, the principal sum of [_______________] DOLLARS ($[__________]), which is due and payable in a series of installments of principal with a final payment date of July 2, [___], as provided below, together with simple interest at the rate of [___%] per annum, on the principal remaining unpaid from time to time, provided, that in the event of a Registration Default, the interest rate per annum borne by this Note shall be increased by 0.50%, from and including the date of such Registration Default, to but excluding the date on which such Registration Default is cured.

     Interest on the outstanding principal amount under this Note shall be due and payable semiannually at the rate specified above, commencing on January 2, [____], and on each January 2nd and July 2nd thereafter until the principal of this Note is paid in full or made available for payment. Interest shall be calculated at the rate specified above, computed on the basis of a 360-day year of twelve 30-day months. The principal of this Note shall be due and payable in installments on the payment dates and in the amounts set forth in Schedule 1 attached hereto in the column headed "Scheduled Principal Amount Payable" with respect to the date of such installment, provided, that the final installment of principal shall be equal to the then unpaid principal balance of this Note.

     Capitalized terms used in this Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Participation Agreement, dated as of August 24, 2000 (the "Participation Agreement"), among the Facility Lessee, the Owner Lessor, Wilmington Trust Company, in its individual capacity and as the Lessor Manager, the


                                                          Conemaugh Lease C Note

Owner Participant and Bankers Trust Company, in its individual capacity and as the Lease Indenture Trustee and as the Pass Through Trustee.

     Interest on any overdue principal and premium, if any, and (to the extent permitted by Applicable Law) any overdue interest shall be paid, or demand, from the due date thereof at the Overdue Rate for the period during which any such principal, premium or interest shall be overdue computed on the basis of a 360-day year of twelve 30-day months.

     In the event any date on which a payment is due under this Note is not a Business Day, then payment thereof shall be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

     Except as otherwise specifically provided in the Lease Indenture and in the Participation Agreement, all payments of principal, premium, if any, and interest to be made by the Owner Lessor hereunder and under the Lease Indenture shall be made only from the Indenture Estate, and the Owner Lessor and Lease Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Lease Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Section 3 of the Lease Indenture; and the Owner Participant shall not have any obligation for payments in respect of this Note or under the Lease Indenture. The holder hereof, by its acceptance of this Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof, as herein provided, and that, except as expressly provided in the Lease Indenture or the Participation Agreement, none of the Owner Participant, the Owner Lessor, the Equity Investor, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Lessor Manager, the Trust Company, the Lease Indenture Company or the Lease Indenture Trustee is or shall be personally liable to the holder hereof for any amounts payable under this Note or under the Lease Indenture, or for any performance to be rendered under the Lease Indenture or any Assigned Document or for any liability under the Lease Indenture or any Assigned Document.

     The principal of and premium, if any, and interest on this Note shall be paid by the Lease Indenture Trustee from amounts available in the Indenture Estate, without any presentment or surrender of this Note, except that, in the case of the final payment in respect of this Note, this Note shall be surrendered to the Registrar, by mailing a check for the amount then due and payable, in New York Clearing House funds, to the holder hereof, at the last address of the holder hereof appearing on the Note Register, or by whichever of the following methods specified by notice from the holder hereof to the Lease Indenture Trustee: (a) by crediting the amount to be distributed to the holder hereof to an account maintained by the holder hereof with the Lease Indenture Trustee, (b) by making such payment to the holder hereof in immediately available funds at the Lease Indenture Trustee Office, or (c) by transferring such amount in immediately available funds for the account of the holder hereof to the banking institution having bank wire transfer facilities as shall be specified by the holder hereof, such transfer to be subject to telephonic confirmation of payment. All payments due with respect to this Note shall be made (i) as soon as practicable prior to the close of business on the date the amounts to be


                                                          Conemaugh Lease C Note
distributed by the Lease Indenture Trustee are actually received by the Lease Indenture Trustee if such amounts are received by 2:00 p.m., New York City time, on a Business Day or (ii) on the next succeeding Business Day if received after such time or if received on any day other than a Business Day. Prior to due presentment for registration of transfer of this Note, the Owner Lessor and the Lease Indenture Trustee may deem and treat the Person in whose name this
Note is registered on the Note as the absolute owner and holder of this Note for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes, and neither the Owner Lessor nor the Lease Indenture Trustee shall be affected by any notice to the contrary. All payments made on this Note in accordance with the provisions of this paragraph shall be valid and effective to satisfy and discharge the liability on this Note to the extent of the sums so paid and neither the Lease Indenture Trustee nor the Owner Lessor shall have any liability in respect of such payment.

     The holder hereof, by its acceptance of this Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in
Section 2.7 of the Lease Indenture, which provides that each payment on the Note shall be applied as follows: first, to the payment of accrued and unpaid interest (including interest on overdue principal and, to the extent permitted by Applicable Law, overdue interest) on this Note to but excluding the date of such payment; second, to the payment of the principal amount of, and premium, if any, on this Note then due (including any overdue installments of principal) thereunder; and third, to the extent permitted by Section 2.10 of the Lease Indenture, the balance, if any, remaining thereafter, to the payment of the principal amount of, and premium, if any, on this Note.

     This Note is one of the Notes referred to in the Lease Indenture as a "Lease C Note" and is being issued simultaneously with the "Lease A Notes" and the "Lease B Notes." The Lease Indenture also permits the issuance of additional notes ("Additional Lessor Notes"), as provided in Section 2.12 of the Lease Indenture, and the several Notes may be for varying principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Lessor included in the Indenture Estate are pledged or mortgaged to Lease Indenture Trustee to the extent provided in the Lease Indenture as security for the payment of the principal of and premium, if any, and interest on this Note and all other Notes issued and outstanding from time to time under the Lease Indenture.

     Reference is hereby made to the Lease Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note and of the rights of, and the nature and extent of the security for, the holders of the Notes and of certain rights of the Owner Lessor and the Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Lease Indenture, to all of which terms and conditions the holder hereof agrees by its acceptance of this Note.

     This Note is subject to redemption as contemplated by the Lease Indenture, as follows: (i) in whole but not in part, in the case of redemptions under the circumstances set forth in Section 2.10(a) of the Lease Indenture, at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the

                                                          Conemaugh Lease C Note

Redemption Date, but without any premium, (ii) in whole or in part, in the case of redemptions under the circumstances set forth in Section 2.10(d)(i) of the Lease Indenture at a price equal to the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any, and (iii) in whole but not in part, in the case of redemptions under the circumstances set forth in Section 2.10(d)(ii) of the Lease Indenture, at the principal amount of this Note then outstanding and accrued interest on such principal amount to the Redemption Date, plus the Make-Whole Premium, if any; provided, however, that no such redemption shall be made until notice thereof is given by the Lease Indenture trustee to the holder hereof as provided in the Lease Indenture.

     In circumstances set forth in Section 2.10(b) of the Lease Indenture, the obligations of the Owner Lessor under this Note may, subject to the conditions set forth in Section 2.10(b) of the Lease Indenture, be assumed in whole by the Facility Lessee in accordance with Section 2.10(b) of the Lease Indenture, in which case the Owner Lessor shall be released and discharged from all such obligations. In connection with such an assumption, the holder of this Note may be required to exchange this note for a new Note evidencing such assumption.

     In circumstances set forth in Section 4.15 of the Lease Indenture, the Owner Participant or its Affiliates may assume this Note on the terms and conditions set forth in Section 8.7 of the Participation Agreement.

     If a Lease Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest thereon may, subject to certain rights of the Owner Lessor and the Owner Participant contained or referred to in the Lease Indenture, be declared or may become due and payable in the manner and with the effect provided in the Lease Indenture.

     There shall be maintained at the Lease indenture Trustee Office the Note Register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Lease Indenture. The transfer of this Note is registrable, as provided in the Lease Indenture, upon surrender of this Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered holder hereof, together with the amount of any applicable transfer taxes.

     This Note shall be governed by the laws of the State of new York.


                                                          Conemaugh Lease C Note

     IN WITNESS WHEREOF, the Owner Lessor has caused this Note to be duly executed as of the date hereof.


                                         CONEMAUGH LESSOR GENCO LLC

                                         By:  Wilmington Trust Company,
                                              not in its individual capacity,
                                              but solely as the Lessor Manager
                                              under the LLC Agreement

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


     This is one of the Notes referred to in the within-mentioned Lease
Indenture.


                                         BANKERS TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as the Lease Indenture Trustee

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                            FORM OF TRANSFER NOTICE

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s) assign(s) and transfer(s) unto


Insert Taxpayer Identification No.
----------------------------------

__________________________________

__________________________________
(Please print or typewrite name and address including zip code of assignee)

__________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.



Date: ____________________________    __________________________________________
                                      (Signature of Transferor)

                                      NOTE: The signature to this assignment
                                      must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The undersigned transferee by acceptance of this Note agrees to the provisions of the Participation Agreement applicable to Noteholders, and shall be deemed to have represented and warranted and covenanted to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Pass Through Trustee in the Participation Agreement. The undersigned transferee represents and warrants that (i) no part of the funds to be used by it for the purchase and holding of this Note (or any part thereof) constitutes assets of any Plan or that such purchase and holding will not constitute or result in a non-exempt prohibited transaction (as defined in Section 4975 of the Code and ERISA) and (ii) the transfer of this Note to the transferee will not violate the registration provisions of the Securities Act or require qualification of the Lease Indenture Trustee under the Trust Indenture Act of 1939.




Date: ____________________________    __________________________________________
                                      (Signature of Transferee)

                                   SCHEDULE 1
                                    TO NOTE

                       Schedule of Principal Amortization

               Scheduled
               Principal     Scheduled    Principal
                Amount       Interest      Amount       Interest
Payment Date    Payable       Payable       Paid          Paid
------------   ---------     ---------    ---------     ---------

















































                                     S-2-1

                                                                       EXHIBIT F
                                                                              TO
                                                                 LEASE INDENTURE



                      FORM OF CERTIFICATE OF AUTHENTICATION





         This is one of the Notes referred to in the within-mentioned Lease Indenture.



                                BANKERS TRUST COMPANY,
                                not in its individual capacity but solely as the Lease Indenture Trustee


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                                      F-1